UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2022

WESTERN ASSET

TOTAL RETURN UNCONSTRAINED FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Total Return Unconstrained Fund for the twelve-month reporting period ended May 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2022

II	Western Asset Total Return Unconstrained Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize long-term total return. The Fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund will invest at least 50% of its net assets in debt and fixed income securities rated at least in the Baa or BBB categories (“investment grade” securities) at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, foreign currency futures, forwards and options, options on swaps, options on forwards and commodity and commodity index futures, options, swaps and structured notes.

In particular, the Fund may use certain derivatives, including interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and/or futures contracts (including options on futures contracts) to a significant extent, although the amounts invested in these instruments may change from time to time. Other derivative instruments may also be used to a significant extent from time to time.

The Fund may use currency related transactions involving options and futures contracts, indexed securities and other derivatives instruments (collectively, “Financial Instruments”). These Financial Instruments may be used without limit, for either hedging purposes, or to implement a currency investment strategy.

We use fundamental investment techniques to select issues. In deciding among the securities and instruments in which the Fund may invest, we may take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security or instrument as well as other factors, including the Fund’s dollar-weighted average effective duration and prevailing or anticipated market conditions. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration (including futures positions), as estimated by Western Asset Management Company, LLC (“Western Asset”), the Fund’s primary subadviser, within the range of -3 to 8 years. Although the Fund may invest in debt and fixed income securities of any credit quality, including securities that are in default, under normal market conditions it is expected that the Fund will maintain a dollar-weighted average credit quality of portfolio holdings of at least the Baa/BBB categories or their equivalent (as determined by Western Asset).

Western Asset Total Return Unconstrained Fund 2022 Annual Report	1

Fund overview (cont’d)

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and, overall, declined over the twelve-month reporting period ended May 31, 2022. Volatility was driven by a number of factors, including the repercussions from the COVID-19 pandemic, the fluctuating global economy, sharply rising inflation and interest rates, central bank monetary policy tightening, and the war in Ukraine.

Short-term U.S. Treasury yields moved sharply higher as the Federal Reserve Board (the “Fed”) began raising interest rates at its meeting in March 2022. The yield for the two-year Treasury note began the reporting period at 0.14% and ended the reporting period at 2.53%. The low of 0.13% occurred on June 2, 2021, and the high of 2.78% took place on May 3, 2022. Long-term U.S. Treasury yields also moved higher, as rising inflation triggered expectations that the Fed would begin tightening its monetary policy accommodation. The yield for the ten-year Treasury note began the reporting period at 1.58% and ended the reporting period at 2.85%. The low of 1.19% took place on August 3 and August 4, 2021, and the high of 3.12% occurred on May 6, 2022.

All told, the Bloomberg U.S. Aggregate Indexi returned -8.22% for the twelve months ended May 31, 2022. Comparatively, riskier fixed income securities, including high-yield bonds, also posted negative returns. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexii returned -5.28%. Elsewhere, the JPMorgan Emerging Markets Bond Index Globaliii returned -13.75% for the twelve months ended May 31, 2022.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We decreased the Fund’s allocations to bank loans and agency residential mortgage-backed securities (“RMBS”). In contrast, we increased its exposures to investment-grade bonds in financials and industrials sectors, along with its short inflation swaps and investment-grade and high-yield credit default swap positions.

Interest rate derivatives, used in conjunction with cash bonds to establish the Fund’s duration and yield curve positioning, detracted from performance. Credit default swaps were used to adjust the Fund’s exposures to certain sectors and individual issuers and contributed to performance. Finally, currency derivatives that were utilized to adjust the Fund’s currency exposure had minimal negative impact on returns.

2	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Performance review

For the twelve months ended May 31, 2022, Class I shares of Western Asset Total Return Unconstrained Fund returned -10.06%. The Fund’s unmanaged benchmarks, the Bloomberg U.S. Aggregate Index, the ICE BofA 3-Month U.S. Treasury Bill Index1,iv and the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Indexv, returned -8.22%, 0.14% and 0.06%, respectively, for the same period. The Lipper Absolute Return Bond Funds Category Averagevi returned -5.14% over the same time frame.

Performance Snapshot as of May 31, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Total Return Unconstrained Fund:
Class A	-9.51%	-10.28%
Class C	-9.89%	-10.98%
Class FI	-9.50%	-10.28%
Class R	-9.66%	-10.57%
Class I	-9.43%	-10.06%
Class IS	-9.30%	-9.99%
Bloomberg U.S. Aggregate Index	-9.15%	-8.22%
ICE BofA 3-Month U.S. Treasury Bill Index	0.13%	0.14%
ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index	0.00%	0.06%
Lipper Absolute Return Bond Funds Category Average	-4.38%	-5.14%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2022 for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 3.22%, 2.68%, 3.41%, 3.15%, 3.70% and 3.82%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class FI, Class R and Class IS shares would have been 3.21%, 3.40%, -0.09% and 3.81%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

[1]

Effective March 1, 2022, the ICE BofA 3-Month U.S. Treasury Bill Index replaced the ICE BofA US Dollar 3-Month Deposit Offered Constant Maturity Index as one of the Fund’s benchmarks. The Fund’s subadviser believes the ICE BofA 3-Month U.S. Treasury Bill Index is a more appropriate benchmark for the Fund in light of the anticipated phase out of the London Interbank Offered Rate.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.07%, 1.78%, 1.03%, 1.45%, 0.73% and 0.67%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 1.07% for Class A shares, 1.80% for Class C shares, 1.10% for Class FI shares, 1.35% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. The annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for Class R and Class IS shares as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its high-yield allocation, specifically its exposure to energy, as well as a short credit default swap index position.

The Fund’s structured product exposure, in aggregate, was beneficial. In particular, an allocation to non-agency residential mortgage-backed securities was additive for returns as their spreads narrowed. Yield curve positioning was also additive for results as the curve flattened over the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance during the reporting period was its duration positioning, as developed market yields rose significantly.

4	Western Asset Total Return Unconstrained Fund 2022 Annual Report

The Fund’s allocation to emerging market debt (mainly local currency sovereigns) detracted from performance, as did its inflation swaps and non-U.S. dollar exposures. The Fund’s allocations to collateralized loan obligations, as well as bank loans, were also negative for returns.

Thank you for your investment in Western Asset Total Return Unconstrained Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 17, 2022

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield securities, commonly known as “junk bonds,” include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 50 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2022 were: U.S. government & agency obligations (31.4%), collateralized mortgage obligations (12.4%), asset-backed securities (9.9%), sovereign bonds (9.5%) and financials (8.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses, or taxes. Please note that an investor cannot invest directly in an index.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	5

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv

The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that comprises a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

[v]

ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

vi

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 105 funds for the six-month period and among the 104 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2022 and May 31, 2021 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2021 and held for the six months ended May 31, 2022.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-9.51%	$1,000.00	$904.90	1.07%	$5.08	Class A	5.00%	$1,000.00	$1,019.60	1.07%	$5.39
Class C	-9.89	1,000.00	901.10	1.77	8.39	Class C	5.00	1,000.00	1,016.11	1.77	8.90
Class FI	-9.50	1,000.00	905.00	1.05	4.99	Class FI	5.00	1,000.00	1,019.70	1.05	5.29
Class R	-9.66	1,000.00	903.40	1.35	6.41	Class R	5.00	1,000.00	1,018.20	1.35	6.79
Class I	-9.43	1,000.00	905.70	0.74	3.52	Class I	5.00	1,000.00	1,021.24	0.74	3.73
Class IS	-9.30	1,000.00	907.00	0.65	3.09	Class IS	5.00	1,000.00	1,021.69	0.65	3.28

8	Western Asset Total Return Unconstrained Fund 2022 Annual Report

[1]	For the six months ended May 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 5/31/22	-10.28%	-10.98%	-10.28%	-10.57%	-10.06%	-9.99%
Five Years Ended 5/31/22	0.27	-0.43	0.29	0.05	0.61	0.71
Ten Years Ended 5/31/22	1.70	0.97	1.73	1.46	2.03	2.11

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 5/31/22	-14.07%	-11.84%	-10.28%	-10.57%	-10.06%	-9.99%
Five Years Ended 5/31/22	-0.60	-0.43	0.29	0.05	0.61	0.71
Ten Years Ended 5/31/22	1.26	0.97	1.73	1.46	2.03	2.11

Cumulative total returns
Without sales charges[1]
Class A (5/31/12 through 5/31/22)	18.37%
Class C (5/31/12 through 5/31/22)	10.17
Class FI (5/31/12 through 5/31/22)	18.66
Class R (5/31/12 through 5/31/22)	15.57
Class I (5/31/12 through 5/31/22)	22.26
Class IS (5/31/12 through 5/31/22)	23.27

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% (3.75% effective August 15, 2022). Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

10	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Total Return Unconstrained Fund vs. Bloomberg U.S. Aggregate Index, ICE BofA 3-Month U.S. Treasury Bill Index‡ and ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index† — May 2012 - May 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Total Return Unconstrained Fund on May 31, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2022. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg U.S. Aggregate Index, the ICE BofA 3-Month U.S. Treasury Bill Index and the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (each an “Index” and together, the “Indices”). The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that comprises a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Effective March 1, 2022, the ICE BofA 3-Month U.S. Treasury Bill Index replaced the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index as the Fund’s benchmark.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	11

Schedule of investments

May 31, 2022

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Government & Agency Obligations — 31.4%
U.S. Government Obligations — 31.4%
U.S. Treasury Bonds	1.125%	8/15/40	12,870,000		$9,073,601
U.S. Treasury Bonds	2.250%	5/15/41	3,720,000		3,166,141
U.S. Treasury Bonds	2.000%	11/15/41	1,270,000		1,031,677
U.S. Treasury Bonds	3.625%	8/15/43	570,000		596,786
U.S. Treasury Bonds	3.750%	11/15/43	7,350,000		7,842,393	(a)
U.S. Treasury Bonds	2.875%	8/15/45	7,660,000		7,087,894
U.S. Treasury Bonds	2.750%	8/15/47	6,390,000		5,815,399
U.S. Treasury Bonds	2.000%	2/15/50	5,020,000		3,950,309
U.S. Treasury Bonds	1.625%	11/15/50	5,570,000		3,980,592
U.S. Treasury Bonds	2.375%	5/15/51	7,270,000		6,244,674
U.S. Treasury Bonds	1.875%	11/15/51	30,300,000		23,094,281
U.S. Treasury Bonds	2.250%	2/15/52	11,823,000		9,892,526
U.S. Treasury Bonds	2.875%	5/15/52	6,040,000		5,813,500
U.S. Treasury Notes	0.250%	5/31/25	20,000		18,577
U.S. Treasury Notes	0.375%	11/30/25	160,000		147,175
U.S. Treasury Notes	0.750%	5/31/26	20,000		18,442
U.S. Treasury Notes	1.875%	2/28/27	145,000,000		138,919,630
U.S. Treasury Notes	2.500%	3/31/27	11,820,000		11,646,855
U.S. Treasury Notes	2.750%	5/31/29	21,050,000		20,883,902
Total U.S. Government & Agency Obligations (Cost — $279,530,813)					259,224,354
Corporate Bonds & Notes — 25.2%
Communication Services — 2.9%
Diversified Telecommunication Services — 0.1%
Altice France SA, Senior Secured Notes	5.500%	10/15/29	310,000		269,502	(b)
AT&T Inc., Senior Notes	2.550%	12/1/33	120,000		101,532
Verizon Communications Inc., Senior Notes	3.400%	3/22/41	110,000		95,156
Total Diversified Telecommunication Services					466,190
Entertainment — 0.7%
Magallanes Inc., Senior Notes	3.755%	3/15/27	870,000		845,460	(b)
Magallanes Inc., Senior Notes	5.050%	3/15/42	1,760,000		1,593,276	(b)
Magallanes Inc., Senior Notes	5.141%	3/15/52	420,000		376,447	(b)
Netflix Inc., Senior Notes	3.875%	11/15/29	2,640,000	EUR	2,738,788	(c)
Total Entertainment					5,553,971
Media — 1.1%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	60,000		58,212	(b)

See Notes to Financial Statements.

12	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	4,060,000	$3,672,006	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.250%	2/1/31	440,000	388,865	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.750%	2/1/32	200,000	178,270	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	550,000	484,633
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	1,040,000	981,295
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	3/1/42	160,000	119,687
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	180,000	155,146
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.500%	4/1/63	1,350,000	1,207,247
Comcast Corp., Senior Notes	2.800%	1/15/51	90,000	68,371
Comcast Corp., Senior Notes	2.887%	11/1/51	290,000	220,622	(b)
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	380,000	322,212	(b)
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	320,000	261,794	(b)
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	120,000	127,030
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	500,000	554,886
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	210,000	206,775	(b)
Walt Disney Co., Senior Notes	8.450%	8/1/34	350,000	477,342
Total Media				9,484,393
Wireless Telecommunication Services — 1.0%
CSC Holdings LLC, Senior Notes	3.375%	2/15/31	1,590,000	1,292,264	(b)
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	680,000	584,389	(b)
CSC Holdings LLC, Senior Notes	5.000%	11/15/31	1,240,000	979,972	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	80,000	104,024
T-Mobile USA Inc., Senior Notes	2.250%	2/15/26	120,000	112,630
T-Mobile USA Inc., Senior Notes	2.625%	2/15/29	360,000	319,394
T-Mobile USA Inc., Senior Notes	3.375%	4/15/29	120,000	111,352

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	13

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
T-Mobile USA Inc., Senior Notes	2.875%	2/15/31	2,670,000	$2,346,957
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	1,620,000	1,481,287	(b)
T-Mobile USA Inc., Senior Secured Notes	3.875%	4/15/30	220,000	211,783
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	430,000	389,687	(b)
Total Wireless Telecommunication Services				7,933,739
Total Communication Services				23,438,293
Consumer Discretionary — 1.7%
Automobiles — 0.9%
Ford Motor Co., Senior Notes	3.250%	2/12/32	1,290,000	1,092,501
Ford Motor Credit Co. LLC, Senior Notes	3.664%	9/8/24	200,000	195,532
Ford Motor Credit Co. LLC, Senior Notes	5.125%	6/16/25	200,000	200,500
Ford Motor Credit Co. LLC, Senior Notes	4.271%	1/9/27	246,000	236,468
Ford Motor Credit Co. LLC, Senior Notes	4.950%	5/28/27	760,000	757,388
Ford Motor Credit Co. LLC, Senior Notes	4.125%	8/17/27	1,860,000	1,765,000
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/16/28	200,000	174,474
Ford Motor Credit Co. LLC, Senior Notes	5.113%	5/3/29	220,000	214,733
Ford Motor Credit Co. LLC, Senior Notes	3.625%	6/17/31	340,000	294,457
General Motors Co., Senior Notes	6.600%	4/1/36	30,000	32,474
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	600,000	606,725
General Motors Financial Co. Inc., Senior Notes	3.800%	4/7/25	870,000	869,759
General Motors Financial Co. Inc., Senior Notes	3.100%	1/12/32	120,000	101,560
Nissan Motor Co. Ltd., Senior Notes	3.522%	9/17/25	990,000	958,600	(b)
Total Automobiles				7,500,171
Hotels, Restaurants & Leisure — 0.5%
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.250%	6/1/25	20,000	20,030
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	140,000	140,589
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	110,000	101,467
Sands China Ltd., Senior Notes	5.125%	8/8/25	730,000	673,813
Sands China Ltd., Senior Notes	2.550%	3/8/27	500,000	393,243	(b)
Sands China Ltd., Senior Notes	5.400%	8/8/28	590,000	521,106
Sands China Ltd., Senior Notes	3.100%	3/8/29	330,000	245,218	(b)

See Notes to Financial Statements.

14	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Sands China Ltd., Senior Notes	3.250%	8/8/31	200,000	$139,533	(b)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,760,000	1,565,810	(b)
Total Hotels, Restaurants & Leisure				3,800,809
Household Durables — 0.1%
Lennar Corp., Senior Notes	4.750%	11/15/22	500,000	502,866
Lennar Corp., Senior Notes	4.500%	4/30/24	350,000	354,842
Lennar Corp., Senior Notes	4.750%	5/30/25	110,000	112,283
Lennar Corp., Senior Notes	5.000%	6/15/27	40,000	40,886
Total Household Durables				1,010,877
Internet & Direct Marketing Retail — 0.2%
Prosus NV, Senior Notes	3.061%	7/13/31	2,390,000	1,850,622	(b)
Total Consumer Discretionary				14,162,479
Consumer Staples — 0.8%
Beverages — 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	2,420,000	2,425,848
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	60,000	57,243
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.550%	1/23/49	100,000	108,648
Total Beverages				2,591,739
Food & Staples Retailing — 0.0%††
CVS Pass-Through Trust, Senior Secured Trust	5.298%	1/11/27	9,949	10,186	(b)
CVS Pass-Through Trust, Senior Secured Trust	6.036%	12/10/28	40,954	43,091
Total Food & Staples Retailing				53,277
Food Products — 0.3%
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	130,000	127,203
Kraft Heinz Foods Co., Senior Notes	6.750%	3/15/32	20,000	23,130
Kraft Heinz Foods Co., Senior Notes	6.875%	1/26/39	50,000	57,684
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	10,000	11,727	(b)
Kraft Heinz Foods Co., Senior Notes	4.625%	10/1/39	10,000	9,247
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	220,000	211,460
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	540,000	526,847
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	670,000	589,501
Kraft Heinz Foods Co., Senior Notes	4.875%	10/1/49	320,000	299,915
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	270,000	276,530
Total Food Products				2,133,244

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	15

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.2%
Altria Group Inc., Senior Notes	3.875%	9/16/46	180,000	$132,990
Altria Group Inc., Senior Notes	5.950%	2/14/49	50,000	48,189
Altria Group Inc., Senior Notes	6.200%	2/14/59	428,000	419,687
BAT Capital Corp., Senior Notes	4.540%	8/15/47	1,600,000	1,255,706
Total Tobacco				1,856,572
Total Consumer Staples				6,634,832
Energy — 7.1%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	4.850%	11/15/35	610,000	619,307
Oil, Gas & Consumable Fuels — 7.0%
Apache Corp., Senior Notes	7.750%	12/15/29	1,500,000	1,683,735
Apache Corp., Senior Notes	4.750%	4/15/43	120,000	104,072
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	530,000	474,594	(b)
Cheniere Energy Inc., Senior Secured Notes	4.625%	10/15/28	280,000	272,388
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	460,000	402,799	(b)
Chevron Corp., Senior Notes	3.078%	5/11/50	80,000	67,101
Continental Resources Inc., Senior Notes	5.750%	1/15/31	1,200,000	1,235,094	(b)
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	1,390,000	1,370,210	(b)
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	230,000	229,525	(b)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	1,340,000	1,471,320	(b)
Devon Energy Corp., Senior Notes	8.250%	8/1/23	2,100,000	2,208,227
Devon Energy Corp., Senior Notes	5.850%	12/15/25	160,000	170,192
Devon Energy Corp., Senior Notes	5.250%	10/15/27	26,000	26,410
Devon Energy Corp., Senior Notes	5.875%	6/15/28	26,000	27,112
Devon Energy Corp., Senior Notes	4.500%	1/15/30	304,000	300,095
Devon Energy Corp., Senior Notes	5.600%	7/15/41	780,000	822,983
Devon Energy Corp., Senior Notes	4.750%	5/15/42	320,000	307,064
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	190,000	188,281
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	280,000	264,901
Ecopetrol SA, Senior Notes	4.125%	1/16/25	570,000	557,796
Ecopetrol SA, Senior Notes	5.375%	6/26/26	280,000	277,834
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,180,000	963,859
Energy Transfer LP, Junior Subordinated Notes (6.250% to 2/15/23 then 3 mo. USD LIBOR + 4.028%)	6.250%	2/15/23	5,230,000	4,210,150	(d)(e)

See Notes to Financial Statements.

16	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP, Junior Subordinated Notes (6.500% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 5.694%)	6.500%	11/15/26	80,000	$74,890	(d)(e)
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	30,000	26,648	(d)(e)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	310,000	279,586	(d)(e)
Energy Transfer LP, Senior Notes	4.950%	6/15/28	90,000	91,354
Energy Transfer LP, Senior Notes	5.250%	4/15/29	130,000	133,153
Energy Transfer LP, Senior Notes	3.750%	5/15/30	670,000	623,782
Energy Transfer LP, Senior Notes	5.300%	4/1/44	60,000	55,026
Energy Transfer LP, Senior Notes	5.400%	10/1/47	10,000	9,227
Energy Transfer LP, Senior Notes	6.250%	4/15/49	920,000	940,912
Energy Transfer LP, Senior Notes	5.000%	5/15/50	620,000	559,471
Enterprise Products Operating LLC, Senior Notes	6.875%	3/1/33	500,000	595,311
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	520,000	427,319
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	470,000	386,541
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	130,000	111,077	(e)
EOG Resources Inc., Senior Notes	4.375%	4/15/30	120,000	123,945
EOG Resources Inc., Senior Notes	4.950%	4/15/50	200,000	220,920
EQM Midstream Partners LP, Senior Notes	5.500%	7/15/28	30,000	28,538
EQT Corp., Senior Notes	6.625%	2/1/25	260,000	271,435
EQT Corp., Senior Notes	3.900%	10/1/27	2,610,000	2,519,459
EQT Corp., Senior Notes	5.000%	1/15/29	250,000	248,613
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	390,000	390,281
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	570,000	494,793
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	1,610,000	1,512,640	(b)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	530,000	483,445	(b)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	17

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	970,000	$1,162,486
Lukoil International Finance BV, Senior Notes	6.656%	6/7/22	2,060,000	1,926,100	(c)
MPLX LP, Senior Notes	4.875%	6/1/25	430,000	438,445
NGPL PipeCo LLC, Senior Notes	4.875%	8/15/27	2,770,000	2,800,986	(b)
Occidental Petroleum Corp., Senior Notes	7.950%	6/15/39	1,530,000	1,863,242
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	1,000,000	1,057,505
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	1,330,000	1,150,448
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	70,000	66,747	(b)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	1,000,000	1,038,420
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	2,530,000	2,393,127
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,280,000	1,129,318
Range Resources Corp., Senior Notes	5.000%	3/15/23	1,413,000	1,417,967
Range Resources Corp., Senior Notes	4.875%	5/15/25	420,000	428,389
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,920,000	1,719,706	(b)
Shell International Finance BV, Senior Notes	3.250%	4/6/50	650,000	543,730
Southwestern Energy Co., Senior Notes	5.375%	3/15/30	120,000	121,641
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	150,000	146,797
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	210,000	218,383
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	110,000	115,918
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	930,000	860,945
Venture Global Calcasieu Pass LLC, Senior Secured Notes	3.875%	11/1/33	250,000	227,263	(b)
Western Midstream Operating LP, Senior Notes	3.600%	2/1/25	280,000	274,155
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	290,000	286,274
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	479,000	475,410
Western Midstream Operating LP, Senior Notes	4.550%	2/1/30	3,400,000	3,254,854

See Notes to Financial Statements.

18	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	750,000		$693,570
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	710,000		654,769
Western Midstream Operating LP, Senior Notes	5.750%	2/1/50	460,000		409,621
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	810,000		795,533
Williams Cos. Inc., Senior Notes	3.500%	11/15/30	520,000		484,123
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	220,000		229,472
YPF SA, Senior Secured Notes, Step bond (4.000% to 2/12/23 then 9.000%)	4.000%	2/12/26	1,782,450		1,564,082	(b)
Total Oil, Gas & Consumable Fuels					58,193,534
Total Energy					58,812,841
Financials — 7.2%
Banks — 4.6%
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	1,800,000		1,760,544	(e)
Bank of America Corp., Senior Notes (2.551% to 2/4/27 then SOFR + 1.050%)	2.551%	2/4/28	1,780,000		1,662,894	(e)
Bank of America Corp., Senior Notes (2.972% to 2/4/32 then SOFR + 1.330%)	2.972%	2/4/33	370,000		328,627	(e)
Bank of America Corp., Senior Notes (3.841% to 4/25/24 then SOFR + 1.110%)	3.841%	4/25/25	2,690,000		2,702,904	(e)
Bank of Nova Scotia, Senior Notes	3.450%	4/11/25	2,100,000		2,093,787
Citigroup Inc., Senior Notes	4.650%	7/30/45	1,428,000		1,403,016
Citigroup Inc., Senior Notes (3.070% to 2/24/27 then SOFR + 1.280%)	3.070%	2/24/28	640,000		610,616	(e)
Citigroup Inc., Senior Notes (3.785% to 3/17/32 then SOFR + 1.939%)	3.785%	3/17/33	670,000		630,464	(e)
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,330,000		1,392,706
Cooperatieve Rabobank UA, Junior Subordinated Notes (4.625% to 12/29/25 then EUR 5 year Swap Rate + 4.098%)	4.625%	12/29/25	2,200,000	EUR	2,335,554	(c)(d)(e)
Cooperatieve Rabobank UA, Senior Notes (3.649% to 4/6/27 then 1 year Treasury Constant Maturity Rate + 1.220%)	3.649%	4/6/28	450,000		436,951	(b)(e)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	1,250,000		1,347,656	(b)(d)(e)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	19

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Danske Bank A/S, Senior Notes (3.773% to 3/28/24 then 1 year Treasury Constant Maturity Rate + 1.450%)	3.773%	3/28/25	2,220,000		$2,201,365	(b)(e)
Danske Bank A/S, Senior Notes (4.298% to 4/1/27 then 1 year Treasury Constant Maturity Rate + 1.750%)	4.298%	4/1/28	1,730,000		1,677,962	(b)(e)
HSBC Holdings PLC, Junior Subordinated Notes (5.250% to 9/16/22 then EUR 5 year Swap Rate + 4.383%)	5.250%	9/16/22	1,330,000	EUR	1,433,880	(c)(d)(e)
ING Groep NV, Senior Notes (4.017% to 3/28/27 then SOFR + 1.830%)	4.017%	3/28/28	1,240,000		1,210,276	(e)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	530,000		529,472	(b)
JPMorgan Chase & Co., Senior Notes (2.947% to 2/24/27 then SOFR + 1.170%)	2.947%	2/24/28	1,740,000		1,656,329	(e)
JPMorgan Chase & Co., Senior Notes (4.080% to 4/26/25 then SOFR + 1.320%)	4.080%	4/26/26	1,760,000		1,772,946	(e)
Lloyds Banking Group PLC, Junior Subordinated Notes (4.947% to 6/27/25 then EUR 5 year Swap Rate + 5.290%)	4.947%	6/27/25	1,312,000	EUR	1,410,258	(c)(d)(e)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	670,000		677,082
Mitsubishi UFJ Financial Group Inc., Senior Notes (3.837% to 4/17/25 then 1 year Treasury Constant Maturity Rate + 1.125%)	3.837%	4/17/26	660,000		658,630	(e)
Mitsubishi UFJ Financial Group Inc., Senior Notes (4.080% to 4/19/27 then 1 year Treasury Constant Maturity Rate + 1.300%)	4.080%	4/19/28	660,000		654,705	(e)
Royal Bank of Canada, Senior Notes	3.375%	4/14/25	2,650,000		2,647,565
Wells Fargo & Co., Senior Notes (3.350% to 3/2/32 then SOFR + 1.500%)	3.350%	3/2/33	140,000		129,285	(e)
Wells Fargo & Co., Senior Notes (3.908% to 4/25/25 then SOFR + 1.320%)	3.908%	4/25/26	2,920,000		2,921,128	(e)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	2,080,000		2,183,499	(e)
Total Banks					38,470,101
Capital Markets — 2.0%
Credit Suisse AG, Senior Notes	3.700%	2/21/25	360,000		358,578
Credit Suisse Group AG, Senior Notes (3.091% to 5/14/31 then SOFR + 1.730%)	3.091%	5/14/32	1,070,000		898,443	(b)(e)

See Notes to Financial Statements.

20	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes (3.615% to 3/15/27 then SOFR + 1.846%)	3.615%	3/15/28	1,900,000		$1,853,619	(e)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,630,000		1,681,275
Morgan Stanley, Senior Notes (2.475% to 1/21/27 then SOFR + 1.000%)	2.475%	1/21/28	1,720,000		1,603,619	(e)
Morgan Stanley, Senior Notes (3.620% to 4/17/24 then SOFR + 1.160%)	3.620%	4/17/25	2,830,000		2,834,184	(e)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	6,860,000		7,013,906	(b)(d)(e)
Total Capital Markets					16,243,624
Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	800,000		675,740
Indian Railway Finance Corp. Ltd., Senior Secured Notes	7.270%	6/15/27	100,000,000	INR	1,287,483
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	127,000		127,275	(b)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	270,000		270,406	(b)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,150,000		1,161,083	(b)
Vanguard Group Inc.	3.050%	8/22/50	1,000,000		758,282	(f)(g)
Total Diversified Financial Services					4,280,269
Insurance — 0.1%
MetLife Inc., Junior Subordinated Notes (6.400% to 12/15/36 then 3 mo. USD LIBOR + 2.205%)	6.400%	12/15/36	630,000		648,134	(d)(e)
Total Financials					59,642,128
Health Care — 1.7%
Biotechnology — 0.0%††
AbbVie Inc., Senior Notes	3.200%	11/21/29	90,000		84,692
AbbVie Inc., Senior Notes	4.875%	11/14/48	60,000		60,953
Total Biotechnology					145,645
Health Care Providers & Services — 1.0%
Centene Corp., Senior Notes	4.250%	12/15/27	210,000		209,268
Centene Corp., Senior Notes	4.625%	12/15/29	380,000		375,052
Centene Corp., Senior Notes	3.000%	10/15/30	30,000		26,733
Centene Corp., Senior Notes	2.625%	8/1/31	30,000		25,793

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	21

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Cigna Corp., Senior Notes	4.375%	10/15/28	70,000	$71,135
Cigna Corp., Senior Notes	4.900%	12/15/48	60,000	59,988
CommonSpirit Health, Secured Notes	4.350%	11/1/42	1,620,000	1,463,343
CommonSpirit Health, Senior Secured Notes	3.817%	10/1/49	600,000	519,116
CVS Health Corp., Senior Notes	1.875%	2/28/31	90,000	74,817
CVS Health Corp., Senior Notes	5.050%	3/25/48	60,000	61,241
Dignity Health, Secured Notes	5.267%	11/1/64	860,000	860,938
Hackensack Meridian Health Inc., Senior Secured Notes	4.211%	7/1/48	1,060,000	1,013,893
HCA Inc., Senior Notes	5.625%	9/1/28	20,000	21,001
HCA Inc., Senior Notes	3.500%	9/1/30	380,000	347,116
Humana Inc., Senior Notes	2.150%	2/3/32	110,000	91,569
Humana Inc., Senior Notes	8.150%	6/15/38	480,000	634,708
Humana Inc., Senior Notes	4.625%	12/1/42	180,000	175,647
UnitedHealth Group Inc., Senior Notes	3.700%	5/15/27	1,300,000	1,314,733
UnitedHealth Group Inc., Senior Notes	2.300%	5/15/31	70,000	62,380
Willis-Knighton Medical Center, Secured Notes	4.813%	9/1/48	770,000	760,993
Total Health Care Providers & Services				8,169,464
Pharmaceuticals — 0.7%
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	2,170,000	2,162,566
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,490,000	1,485,754
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	1,530,000	1,359,527
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	730,000	670,344
Total Pharmaceuticals				5,678,191
Total Health Care				13,993,300
Industrials — 2.2%
Aerospace & Defense — 0.5%
Boeing Co., Senior Notes	2.700%	2/1/27	560,000	516,060
Boeing Co., Senior Notes	3.250%	2/1/35	620,000	492,495
Boeing Co., Senior Notes	3.550%	3/1/38	150,000	116,461
Boeing Co., Senior Notes	5.705%	5/1/40	1,230,000	1,214,382

See Notes to Financial Statements.

22	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
Boeing Co., Senior Notes	5.805%	5/1/50	1,420,000	$1,399,938
Boeing Co., Senior Notes	5.930%	5/1/60	540,000	529,159
Total Aerospace & Defense				4,268,495
Airlines — 0.9%
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	160,000	161,647
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	760,000	738,150
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	660,000	710,305
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	1,810,000	1,937,761	(b)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	450,000	449,193	(b)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	360,000	359,776	(b)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	550,000	558,976	(b)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	390,000	409,139	(b)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	260,000	251,306	(b)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	1,810,000	1,700,495	(b)
Total Airlines				7,276,748
Building Products — 0.0%††
Builders FirstSource Inc., Senior Notes	4.250%	2/1/32	30,000	26,795	(b)
Commercial Services & Supplies — 0.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Senior Secured Notes	4.625%	6/1/28	3,400,000	3,016,438	(b)
California Institute of Technology, Senior Notes	3.650%	9/1/2119	870,000	664,038
Total Commercial Services & Supplies				3,680,476
Road & Rail — 0.0%††
XPO Logistics Inc., Senior Notes	6.250%	5/1/25	28,000	28,918	(b)
Trading Companies & Distributors — 0.4%
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	2,980,000	2,605,861	(b)
United Rentals North America Inc., Senior Notes	3.875%	2/15/31	80,000	72,770
United Rentals North America Inc., Senior Notes	3.750%	1/15/32	250,000	225,352
Total Trading Companies & Distributors				2,903,983
Total Industrials				18,185,415

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	23

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.0%††
Communications Equipment — 0.0%††
CommScope Inc., Senior Secured Notes	6.000%	3/1/26	150,000	$146,888	(b)
CommScope Inc., Senior Secured Notes	4.750%	9/1/29	50,000	44,355	(b)
Total Communications Equipment				191,243
Software — 0.0%††
Open Text Holdings Inc., Senior Notes	4.125%	2/15/30	20,000	18,530	(b)
Open Text Holdings Inc., Senior Notes	4.125%	12/1/31	20,000	18,088	(b)
Total Software				36,618
Total Information Technology				227,861
Materials — 1.5%
Chemicals — 0.5%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	2,140,000	2,224,284	(c)
OCP SA, Senior Notes	5.625%	4/25/24	2,320,000	2,384,241	(b)
Total Chemicals				4,608,525
Containers & Packaging — 0.1%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Senior Notes	4.000%	9/1/29	250,000	217,000	(b)
Ball Corp., Senior Notes	3.125%	9/15/31	320,000	280,000
Total Containers & Packaging				497,000
Metals & Mining — 0.9%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	1,450,000	1,447,256	(b)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	290,000	283,952	(b)
Freeport-McMoRan Inc., Senior Notes	4.625%	8/1/30	200,000	193,732
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	2,030,000	1,999,428
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	1,140,000	1,120,666	(b)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,870,000	2,100,936
Total Metals & Mining				7,145,970
Total Materials				12,251,495
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	3.875%	6/30/28	80,000	73,002	(b)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	80,000	79,419

See Notes to Financial Statements.

24	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Equity Real Estate Investment Trusts (REITs) — continued
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	4.625%	8/1/29	50,000	$47,299
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	3.500%	3/15/31	230,000	201,347
Total Real Estate				401,067
Utilities — 0.0%††
Electric Utilities — 0.0%††
American Transmission Systems Inc., Senior Notes	2.650%	1/15/32	130,000	113,309	(b)
Total Corporate Bonds & Notes (Cost — $220,001,829)				207,863,020
Collateralized Mortgage Obligations (h) — 12.4%
Banc of America Funding Trust, 2015-R2 4A2 (1 mo. USD LIBOR + 0.165%)	1.000%	9/29/36	7,167,780	6,591,704	(b)(e)
BANK, 2018-BN15 B	4.656%	11/15/61	1,050,000	1,037,737	(e)
BBCCRE Trust, 2015-GTP E	4.563%	8/10/33	3,640,000	3,350,198	(b)(e)
Bear Stearns Mortgage Funding Trust, 2007-AR1 1A1 (1 mo. USD LIBOR + 0.160%)	1.166%	1/25/37	1,169,767	1,072,673	(e)
BIG Commercial Mortgage Trust, 2022-BIG F (1 mo. Term SOFR + 5.436%)	6.217%	2/15/39	1,950,000	1,890,175	(b)(e)
BX Commercial Mortgage Trust, 2021- VINO C (1 mo. USD LIBOR + 1.102%)	1.977%	5/15/38	2,100,000	2,001,775	(b)(e)
BX Commercial Mortgage Trust, 2021- VOLT G (1 mo. USD LIBOR + 2.850%)	3.725%	9/15/36	850,000	789,871	(b)(e)
BX Commercial Mortgage Trust, 2021-XL2 J (1 mo. USD LIBOR + 3.890%)	4.765%	10/15/38	998,804	941,328	(b)(e)
BX Trust, 2018-GWMZ MC (1 mo. USD LIBOR + 5.488%)	6.363%	5/15/37	4,900,000	4,640,446	(b)(e)
BX Trust, 2021-ARIA G (1 mo. USD LIBOR + 3.142%)	4.017%	10/15/36	1,030,000	962,453	(b)(e)
BX Trust, 2021-SDMF F (1 mo. USD LIBOR + 1.937%)	2.812%	9/15/34	860,000	804,651	(b)(e)
CFK Trust, 2020-MF2 E	3.458%	3/15/39	1,440,000	1,252,679	(b)(e)
CHL Mortgage Pass-Through Trust, 2001- HYB1 1A1	1.752%	6/19/31	3,959	3,924	(e)
CHL Mortgage Pass-Through Trust, 2003-60 1A1	2.169%	2/25/34	31,564	30,955	(e)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1 (1 mo. USD LIBOR + 0.260%)	0.928%	11/25/35	97,013	84,859	(e)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	25

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Countrywide Alternative Loan Trust, 2005- 28CB 2A3	5.750%	8/25/35	869,067	$672,993
Countrywide Alternative Loan Trust, 2005- 52CB 1A2, IO (-1.000 x 1 mo. USD LIBOR + 5.100%)	4.094%	11/25/35	3,511,241	431,536	(e)
Countrywide Alternative Loan Trust, 2005-76 3A1 (1 mo. USD LIBOR + 0.520%)	1.526%	1/25/46	66,135	60,506	(e)
Countrywide Alternative Loan Trust, 2006- 4CB 1A4, IO (-1.000 x 1 mo. USD LIBOR + 5.300%)	4.294%	4/25/36	5,983,703	766,314	(e)
Countrywide Alternative Loan Trust, 2006- 8T1 1A2, IO (-1.000 x 1 mo. USD LIBOR + 5.500%)	4.494%	4/25/36	3,501,845	552,501	(e)
Countrywide Alternative Loan Trust, 2006- 21CB A6, IO (-1.000 x 1 mo. USD LIBOR + 5.600%)	4.594%	7/25/36	1,607,086	257,394	(e)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	4,400,000	3,225,555	(b)
CSMC Trust, 2015-2R 7A1	2.599%	8/27/36	248,190	249,383	(b)(e)
CSMC Trust, 2015-2R 7A2	2.599%	8/27/36	3,567,101	3,023,672	(b)(e)
CSMC Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.350%)	8.225%	7/15/32	3,659,000	3,082,815	(b)(e)
CSMC Trust, 2019-RIO A (1 mo. USD LIBOR + 3.024%, 4.024% floor)	4.024%	12/15/22	3,680,000	3,665,351	(b)(e)
CSMC Trust, 2021-2R 1A1 (1 mo. USD LIBOR + 1.750%)	2.550%	7/25/47	626,603	635,893	(b)(e)
CSMC Trust, 2021-RPL1 A2	3.937%	9/27/60	870,000	829,899	(b)
DBJPM Mortgage Trust, 2016-C3 A5	2.890%	8/10/49	440,000	421,333
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2004-4 7AR2 (1 mo. USD LIBOR + 0.450%)	1.456%	6/25/34	3,622	3,467	(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B1 (1 mo. USD LIBOR + 2.300%)	3.306%	1/25/50	2,310,000	2,171,750	(b)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B1 (30 Day Average SOFR + 3.500%)	4.084%	10/25/33	1,210,000	1,132,982	(b)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M1	4.000%	8/25/56	1,280,000	1,272,929	(b)(e)

See Notes to Financial Statements.

26	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-2 M	4.250%	11/25/59	2,120,000	$1,972,794	(b)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-3 M	4.250%	5/25/60	2,410,000	2,202,894	(b)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2013-DN1 M2 (1 mo. USD LIBOR + 7.150%)	8.156%	7/25/23	342,100	355,068	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B (1 mo. USD LIBOR + 10.750%)	11.756%	3/25/25	2,078,404	2,103,951	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HRP1 M2 (1 mo. USD LIBOR + 2.450%)	3.456%	12/25/42	896,216	894,366	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 B1 (30 Day Average SOFR + 3.400%)	3.984%	8/25/33	520,000	463,552	(b)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 M2 (30 Day Average SOFR + 2.300%)	2.884%	8/25/33	460,000	449,536	(b)(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1M2 (1 mo. USD LIBOR + 3.000%)	4.006%	10/25/29	2,079,348	2,109,976	(b)(e)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1B1 (1 mo. USD LIBOR + 4.100%)	5.106%	7/25/39	1,970,577	1,946,155	(b)(e)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1B1 (1 mo. USD LIBOR + 3.400%)	4.406%	10/25/39	1,300,000	1,251,187	(b)(e)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1B1 (1 mo. USD LIBOR + 3.250%)	4.256%	1/25/40	1,790,000	1,676,153	(b)(e)
Federal National Mortgage Association (FNMA) REMIC, 2012-51 B	7.000%	5/25/42	31,932	36,248
First Horizon Alternative Mortgage Securities Trust, 2005-AA12 1A1	2.940%	2/25/36	35,697	29,057	(e)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	27

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	39,515	$39,361	(b)(e)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.000%	9/16/46	2,598,425	26	(e)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.132%	2/16/53	1,769,410	6,807	(e)
Government National Mortgage Association (GNMA), 2014-47 IA, IO	0.144%	2/16/48	227,496	1,987	(e)
Government National Mortgage Association (GNMA), 2014-50 IO, IO	0.651%	9/16/55	1,028,462	31,251	(e)
Government National Mortgage Association (GNMA), 2014-134 IA, IO	0.233%	1/16/55	37,090,658	227,737	(e)
Government National Mortgage Association (GNMA), 2017-21 IO, IO	0.652%	10/16/58	3,076,452	126,167	(e)
Government National Mortgage Association (GNMA), 2017-41 IO, IO	0.626%	7/16/58	777,278	27,308	(e)
GreenPoint Mortgage Funding Trust, 2006- AR3 3A1 (1 mo. USD LIBOR + 0.460%)	1.466%	4/25/36	15,680	16,711	(e)
GS Mortgage Securities Corp. Trust, 2020- DUNE F (1 mo. USD LIBOR + 3.250%)	4.125%	12/15/36	2,940,000	2,796,664	(b)(e)
HarborView Mortgage Loan Trust, 2006-13 A (1 mo. USD LIBOR + 0.180%)	1.108%	11/19/46	80,199	60,674	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.504%	2/15/51	78,276	70,490	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-PHMZ M (1 mo. USD LIBOR + 8.358%)	9.233%	6/15/35	10,150,000	50,811	(b)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST G (1 mo. USD LIBOR + 4.250%)	5.125%	12/15/36	2,079,000	1,624,303	(b)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST H (1 mo. USD LIBOR + 6.750%)	7.625%	12/15/36	2,173,000	1,637,291	(b)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNNZ M	8.542%	1/16/37	569,682	493,218	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-HTL5 F (1 mo. USD LIBOR + 4.265%)	5.140%	11/15/38	2,140,000	2,019,853	(b)(e)
KIND Trust, 2021-KIND D (1 mo. USD LIBOR + 2.300%)	3.175%	8/15/38	2,140,000	2,013,739	(b)(e)

See Notes to Financial Statements.

28	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Legacy Mortgage Asset Trust, 2019-GS7 A1, Step bond (3.250% to 10/25/22, 6.250% to 10/25/23 then 7.250%)	3.250%	11/25/59	2,774,673	$2,767,364	(b)
Legacy Mortgage Asset Trust, 2021-GS2 A2, Step bond (3.500% to 4/25/24, 6.500% to 4/25/25 then 7.500%)	3.500%	4/25/61	1,200,000	1,115,379	(b)
Med Trust, 2021-MDLN E (1 mo. USD LIBOR + 3.150%)	4.025%	11/15/38	1,530,000	1,454,867	(b)(e)
Merrill Lynch Mortgage Investors Trust Series MLMI, 2004-A3 4A3	3.072%	5/25/34	33,651	31,991	(e)
MHC Trust, 2021-MHC2 E (1 mo. USD LIBOR + 1.950%)	2.825%	5/15/23	2,090,000	1,962,812	(b)(e)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	351,855	173,225	(e)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	453,727	223,378	(b)(e)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	12,899	12,712	(e)
Morgan Stanley Capital I Trust, 2021-L7 XA, IO	1.105%	10/15/54	6,403,919	440,766	(e)
Motel Trust, 2021-MTL6 E (1 mo. USD LIBOR + 2.700%)	3.575%	9/15/38	1,281,000	1,238,582	(b)(e)
Natixis Commercial Mortgage Securities Trust, 2019-FAME D	4.398%	8/15/36	2,862,000	2,597,435	(b)(e)
New Residential Mortgage Loan Trust, 2019-2A A1	4.250%	12/25/57	1,392,620	1,385,962	(b)(e)
Nomura Asset Acceptance Corp. Alternative Loan Trust, 2006-AF2 4A	2.726%	8/25/36	66,170	41,584	(e)
Residential Asset Securitization Trust, 2005-A15 2A11, IO (-1.000 x 1 mo. USD LIBOR + 5.550%)	4.544%	2/25/36	8,164,328	1,342,217	(e)
SMR Mortgage Trust, 2022-IND F (1 mo. Term SOFR + 6.000%)	6.782%	2/15/39	665,567	640,390	(b)(e)
Soho Trust, 2021-SOHO C	2.697%	8/10/38	5,670,000	4,623,721	(b)(e)
Starwood Retail Property Trust, 2014- STAR E (1 mo. USD LIBOR + 4.400%)	5.275%	11/15/27	7,530,000	75	(b)(e)
Structured Adjustable Rate Mortgage Loan Trust, 2004-4 3A2	2.507%	4/25/34	49,305	49,393	(e)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR + 3.480%)	4.325%	11/11/34	1,603,959	1,466,602	(b)(e)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	29

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
TTAN, 2021-MHC A (1 mo. USD LIBOR + 0.850%)	1.725%	3/15/38	1,665,749	$1,620,159	(b)(e)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	2,080,000	106,812	(b)(e)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	2,089,958	10,634	(b)(e)
WaMu Mortgage Pass-Through Certificates Trust, 2004-AR13 A1A (1 mo. USD LIBOR + 0.720%)	1.726%	11/25/34	1,686,301	1,611,416	(e)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	1.324%	2/25/46	1,398,152	1,311,467	(e)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	174,931	171,514	(b)(e)
Wells Fargo Commercial Mortgage Trust, 2022-ONL F	4.928%	12/15/39	1,190,000	998,357	(b)(e)
Total Collateralized Mortgage Obligations (Cost — $127,342,128)				102,045,850
Asset-Backed Securities — 9.9%
AccessLex Institute, 2004-A B1 (28 day Auction Rate Security)	1.364%	7/1/39	1,200,000	1,127,394	(e)
American Money Management Corp. CLO 20 Ltd., 2017-20A E (3 mo. USD LIBOR + 5.810%)	6.854%	4/17/29	1,900,000	1,814,374	(b)(e)
Amortizing Residential Collateral Trust, 2002-BC5 M1 (1 mo. USD LIBOR + 1.035%)	2.041%	7/25/32	41,350	40,843	(e)
Apex Credit CLO Ltd., 2022-1A D (3 mo. Term SOFR + 4.400%)	5.892%	4/22/33	1,240,000	1,242,505	(b)(e)
Apex Credit CLO Ltd., 2019-2A D (3 mo. USD LIBOR + 4.050%)	5.234%	10/25/32	1,000,000	970,570	(b)(e)
Apidos CLO XII, 2013-12A DR (3 mo. USD LIBOR + 2.600%)	3.644%	4/15/31	870,000	785,146	(b)(e)
ARES XLV CLO Ltd., 2017-45A E (3 mo. USD LIBOR + 6.100%)	7.144%	10/15/30	250,000	219,619	(b)(e)
Ballyrock CLO Ltd., 2018-1A C (3 mo. USD LIBOR + 3.150%)	4.213%	4/20/31	1,400,000	1,277,675	(b)(e)
Barings CLO Ltd., 2018-2A B (3 mo. USD LIBOR + 1.900%)	2.944%	4/15/30	2,480,000	2,379,318	(b)(e)
Barings CLO Ltd., 2018-3A D (3 mo. USD LIBOR + 2.900%)	3.963%	7/20/29	1,270,000	1,168,908	(b)(e)

See Notes to Financial Statements.

30	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Benefit Street Partners CLO IV Ltd., 2014- IVA CRRR (3 mo. USD LIBOR + 3.600%)	4.663%	1/20/32	1,450,000	$1,384,079	(b)(e)(i)
BlueMountain CLO Ltd., 2016-2A DR (3 mo. USD LIBOR + 7.790%)	9.268%	8/20/32	750,000	704,041	(b)(e)
Bristol Park CLO Ltd., 2016-1A DR (3 mo. USD LIBOR + 2.950%)	3.994%	4/15/29	1,420,000	1,366,876	(b)(e)
BRSP Ltd., 2021-FL1 A (1 mo. USD LIBOR + 1.150%)	2.078%	8/19/38	1,600,000	1,550,152	(b)(e)
Carbone CLO Ltd., 2017-1A C (3 mo. USD LIBOR + 2.600%)	3.663%	1/20/31	1,300,000	1,205,913	(b)(e)
Carlyle US CLO Ltd., 2017-2A C (3 mo. USD LIBOR + 3.700%)	4.763%	7/20/31	2,740,000	2,614,464	(b)(e)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	7.063%	4/20/29	3,700,000	3,499,183	(b)(e)
CIFC Funding Ltd., 2012-2RA C (3 mo. USD LIBOR + 2.500%)	3.563%	1/20/28	1,510,000	1,463,445	(b)(e)
Cook Park CLO Ltd., 2018-1A D (3 mo. USD LIBOR + 2.600%)	3.644%	4/17/30	840,000	758,310	(b)(e)
Cook Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 5.400%)	6.444%	4/17/30	250,000	218,694	(b)(e)
Countrywide Home Equity Loan Trust, 2007-A A (1 mo. USD LIBOR + 0.120%)	0.995%	4/15/37	771,077	721,745	(e)
Dividend Solar Loans LLC, 2018-1 C	5.140%	7/20/38	2,857,435	2,753,944	(b)
Dryden 65 CLO Ltd., 2018-65A D (3 mo. USD LIBOR + 3.100%)	4.144%	7/18/30	1,380,000	1,310,235	(b)(e)
Foundation Finance Trust, 2017-1A C	5.400%	7/15/33	2,600,000	2,616,844	(b)
Fremont Home Loan Trust, 2006-B 2A2 (1 mo. USD LIBOR + 0.100%)	1.106%	8/25/36	329,400	125,942	(e)
Goldentree Loan Management US CLO Ltd., 2018-3A C (3 mo. USD LIBOR + 1.900%)	2.963%	4/20/30	2,170,000	2,076,258	(b)(e)
GoldenTree Loan Opportunities IX Ltd., 2014-9A CR2 (3 mo. USD LIBOR + 2.100%)	3.339%	10/29/29	3,270,000	3,212,003	(b)(e)
GoldenTree Loan Opportunities IX Ltd., 2014-9A DR2 (3 mo. USD LIBOR + 3.000%)	4.239%	10/29/29	1,550,000	1,495,043	(b)(e)
Golub Capital Partners CLO Ltd., 2019-45A C (3 mo. USD LIBOR + 3.800%)	4.863%	10/20/31	950,000	927,912	(b)(e)
GoodLeap Sustainable Home Solutions Trust, 2022-1GS C	3.500%	1/20/49	1,756,383	1,551,891	(b)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	5.994%	4/15/31	2,000,000	1,746,042	(b)(e)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	31

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Greywolf CLO IV Ltd., 2019-1A CR (3 mo. USD LIBOR + 3.650%)	4.694%	4/17/34	1,840,000	$1,807,378	(b)(e)
Halsey Point CLO I Ltd., 2019-1A F (3 mo. USD LIBOR + 8.200%)	9.263%	1/20/33	860,000	720,712	(b)(e)
HPS Loan Management Ltd., 10A-16 CR (3 mo. USD LIBOR + 3.150%)	4.213%	4/20/34	1,520,000	1,412,890	(b)(e)
KKR CLO Ltd., 29A D (3 mo. USD LIBOR + 3.400%)	4.444%	1/15/32	870,000	833,474	(b)(e)
LCM Ltd., 37A D (3 mo. Term SOFR + 3.650%)	4.681%	4/15/34	940,000	914,027	(b)(e)
Lehman XS Trust, 2006-16N A4B (1 mo. USD LIBOR + 0.480%)	1.486%	11/25/46	9,325	9,222	(e)
Lehman XS Trust, 2006-GP3 2A2 (1 mo. USD LIBOR + 0.440%)	1.446%	6/25/46	11,687	24,403	(e)
MAPS Trust, 2021-1A A	2.521%	6/15/46	1,970,540	1,710,412	(b)
Marathon CLO 14 Ltd., 2019-2A BA (3 mo. USD LIBOR + 3.300%)	4.363%	1/20/33	1,410,000	1,378,745	(b)(e)
MASTR Specialized Loan Trust, 2006-3 A (1 mo. USD LIBOR + 0.260%)	1.266%	6/25/46	92,701	88,372	(b)(e)
Mercury Financial Credit Card Master Trust, 2021-1A B	2.330%	3/20/26	3,000,000	2,882,714	(b)
Midocean Credit CLO VII, 2017-7A D (3 mo. USD LIBOR + 3.880%)	4.924%	7/15/29	1,000,000	972,056	(b)(e)
Mosaic Solar Loan Trust, 2021-1A D	3.710%	12/20/46	595,052	559,673	(b)
National Collegiate Student Loan Trust, 2007-2 A4 (1 mo. USD LIBOR + 0.290%)	1.296%	1/25/33	899,257	835,894	(e)
Neuberger Berman Loan Advisers CLO 34 Ltd., 2019-34A DR (3 mo. Term SOFR + 3.100%)	3.951%	1/20/35	1,330,000	1,216,288	(b)(e)
Oaktree CLO Ltd., 2019-1A D (3 mo. USD LIBOR + 3.800%)	4.936%	4/22/30	2,350,000	2,149,372	(b)(e)
OZLM XVIII Ltd., 2018-18A D (3 mo. USD LIBOR + 2.850%)	3.894%	4/15/31	800,000	730,995	(b)(e)
Saranac CLO III Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	4.184%	6/22/30	3,344,000	3,087,046	(b)(e)
Specialty Underwriting & Residential Finance Trust, 2004-BC1 M1 (1 mo. USD LIBOR + 0.765%)	1.771%	2/25/35	2,972,764	2,877,046	(e)
Stewart Park CLO Ltd., 2015-1A CR (3 mo. USD LIBOR + 1.800%)	2.844%	1/15/30	1,130,000	1,077,114	(b)(e)

See Notes to Financial Statements.

32	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
Symphony CLO XIX Ltd., 2018-19A E (3 mo. USD LIBOR + 5.200%)	6.244%	4/16/31	900,000		$790,937	(b)(e)
Towd Point Mortgage Trust, 2019-4 B1B	3.500%	10/25/59	1,840,000		1,526,330	(b)(e)
UCFC Manufactured Housing Contract, 1997-3 M	7.115%	1/15/29	1,070,595		1,008,598
Venture XVII CLO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	6.784%	4/15/27	2,600,000		2,266,439	(b)(e)
Voya CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 6.020%)	7.064%	6/7/30	600,000		556,350	(b)(e)
Voya CLO Ltd., 2019-3A CR (3 mo. USD LIBOR + 2.150%)	3.194%	10/17/32	3,000,000		2,883,257	(b)(e)
Whitehorse XII Ltd., 2018-12A D (3 mo. USD LIBOR + 3.650%)	4.694%	10/15/31	2,260,000		2,114,071	(b)(e)
Z Capital Credit Partners CLO Ltd., 2021-1A D (3 mo. USD LIBOR + 4.200%)	5.244%	7/15/33	1,450,000		1,410,258	(b)(e)
Total Asset-Backed Securities (Cost — $86,502,673)					82,173,441
Sovereign Bonds — 9.5%
Argentina — 0.4%
Argentine Bonos del Tesoro, Bonds	16.000%	10/17/23	44,960,000	ARS	139,416	(f)
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	143,435		42,702
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	2,648,100		779,866
Argentine Republic Government International Bond, Senior Notes, Step bond (2.500% to 7/9/22 then 3.500%)	2.500%	7/9/41	1,920,000		623,933
Provincia de Buenos Aires, Senior Notes, Step bond (3.900% to 9/1/22 then 5.250%)	3.900%	9/1/37	4,910,882		1,884,551	(b)
Total Argentina					3,470,468
China — 1.0%
China Government Bond	3.290%	5/23/29	53,540,000	CNY	8,323,726
Colombia — 0.0%††
Colombia Government International Bond, Senior Notes	5.000%	6/15/45	370,000		288,241
Ghana — 0.2%
Ghana Government International Bond, Senior Notes	10.750%	10/14/30	1,830,000		1,673,279	(b)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	33

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
India — 1.4%
India Government Bond	7.350%	6/22/24	370,000,000	INR	$4,827,770
India Government Bond	7.590%	1/11/26	220,000,000	INR	2,879,634
India Government Bond, Senior Notes	5.220%	6/15/25	100,000,000	INR	1,227,906
India Government Bond, Senior Notes	5.790%	5/11/30	200,000,000	INR	2,333,704
Total India					11,269,014
Indonesia — 2.0%
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	490,000		482,311
Indonesia Government International Bond, Senior Notes	4.625%	4/15/43	1,170,000		1,118,959	(c)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	730,000		741,778	(c)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	550,000		516,236
Indonesia Treasury Bond	7.000%	5/15/27	19,447,000,000	IDR	1,369,438
Indonesia Treasury Bond	8.250%	5/15/29	79,766,000,000	IDR	5,867,376
Indonesia Treasury Bond	7.125%	6/15/42	88,000,000,000	IDR	5,899,609
Total Indonesia					15,995,707
Kenya — 0.2%
Republic of Kenya Government International Bond, Senior Notes	7.000%	5/22/27	1,630,000		1,454,775	(b)
Mexico — 4.0%
Mexican Bonos, Bonds	7.500%	6/3/27	115,450,000	MXN	5,585,706
Mexican Bonos, Bonds	8.000%	11/7/47	98,030,000	MXN	4,589,174
Mexican Bonos, Senior Notes	8.500%	5/31/29	91,300,000	MXN	4,605,798
Mexican Bonos, Senior Notes	7.750%	11/13/42	401,881,900	MXN	18,447,573
Total Mexico					33,228,251
Russia — 0.3%
Russian Federal Bond — OFZ	6.000%	10/6/27	180,300,000	RUB	193,948	*(j)
Russian Federal Bond — OFZ	7.050%	1/19/28	506,371,000	RUB	544,702	*(j)
Russian Federal Bond — OFZ	6.900%	5/23/29	1,344,293,000	RUB	1,446,052	*(j)
Russian Federal Bond — OFZ	7.250%	5/10/34	15,420,000	RUB	16,587	*(j)
Russian Foreign Bond — Eurobond, Senior Notes	4.875%	9/16/23	1,400,000		392,700	*(b)(j)
Total Russia					2,593,989
Total Sovereign Bonds (Cost — $115,537,220)					78,297,450

See Notes to Financial Statements.

34	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Senior Loans — 6.5%
Communication Services — 0.2%
Entertainment — 0.2%
Allen Media LLC, Term Loan B (3 mo. Term SOFR + 5.500%)	6.151%	2/10/27	1,979,795	$1,882,290	(e)(k)(l)
Consumer Discretionary — 1.4%
Diversified Consumer Services — 0.5%
Prime Security Services Borrower LLC, 2021 Refinancing Term Loan B1	3.500%	9/23/26	2,041,583	1,995,647	(e)(k)(l)
WW International Inc., Initial Term Loan (1 mo. USD LIBOR + 3.500%)	4.560%	4/13/28	2,457,000	2,068,794	(e)(k)(l)
Total Diversified Consumer Services				4,064,441
Hotels, Restaurants & Leisure — 0.4%
Alterra Mountain Co., 2028 Term Loan B (1 mo. USD LIBOR + 3.500%)	4.560%	8/17/28	350,039	339,102	(e)(k)(l)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	3.810%	12/23/24	2,225,141	2,188,015	(e)(k)(l)
Caesars Resort Collection LLC, Term Loan B1 (1 mo. USD LIBOR + 3.500%)	4.560%	7/21/25	1,113,050	1,100,461	(e)(k)(l)
Total Hotels, Restaurants & Leisure				3,627,578
Specialty Retail — 0.5%
Academy Ltd., Refinancing Term Loan (1 mo. USD LIBOR + 3.750%)	4.550%	11/5/27	690,521	670,668	(e)(k)(l)
Harbor Freight Tools USA Inc., 2021 Refinancing Term Loan (1 mo. USD LIBOR + 2.750%)	3.810%	10/19/27	2,467,437	2,289,634	(e)(k)(l)
Leslie’s Poolmart Inc., Initial Term Loan (3 mo. USD LIBOR + 2.500%)	3.019%	3/9/28	975,000	941,079	(e)(k)(l)
Total Specialty Retail				3,901,381
Total Consumer Discretionary				11,593,400
Consumer Staples — 0.1%
Beverages — 0.1%
Triton Water Holdings Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 3.500%)	4.506%	3/31/28	1,080,501	1,002,165	(e)(k)(l)
Financials — 1.1%
Capital Markets — 0.6%
Allspring Buyer LLC, Term Loan (3 mo. USD LIBOR + 3.250%)	4.313%	11/1/28	1,774,194	1,730,584	(e)(k)(l)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	35

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Edelman Financial Engines Center LLC, 2021 Refinancing Term Loan (1 mo. USD LIBOR + 3.500%)	4.560%	4/7/28	1,378,650	$1,328,433	(e)(k)(l)
Focus Financial Partners LLC, Term Loan B3 (1 mo. USD LIBOR + 2.000%)	3.060%	7/3/24	1,840,783	1,799,273	(e)(k)(l)
Total Capital Markets				4,858,290
Insurance — 0.3%
Asurion LLC, Second Lien Term Loan B3 (1 mo. USD LIBOR + 5.250%)	6.310%	1/31/28	1,500,000	1,352,190	(e)(k)(l)
Sedgwick Claims Management Services Inc., Term Loan (1 mo. USD LIBOR + 3.250%)	4.310%	12/31/25	1,715,667	1,647,040	(e)(k)(l)
Total Insurance				2,999,230
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Apollo Commercial Real Estate Finance Inc., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	3.810%	5/15/26	1,634,785	1,528,524	(e)(g)(k)(l)
Total Financials				9,386,044
Health Care — 1.1%
Health Care Providers & Services — 0.9%
Global Medical Response Inc., 2020 Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 4.250%)	5.250%	10/2/25	1,857,690	1,775,255	(e)(k)(l)
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	4.810%	11/16/25	493,918	477,955	(e)(k)(l)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. USD LIBOR + 3.250%)	4.310%	3/5/26	826,720	797,785	(e)(k)(l)
Sterigenics-Nordion Holdings LLC, Term Loan (1 mo. USD LIBOR + 2.750%)	3.810%	12/11/26	1,180,000	1,146,075	(e)(k)(l)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	5.813%	6/26/26	1,423,500	1,147,797	(e)(k)(l)
WP CityMD Bidco LLC, Second Amendment Refinancing Term Loan (the greater of 6 mo. USD LIBOR or 0.500% + 3.250%)	3.750%	12/22/28	1,821,600	1,763,536	(e)(k)(l)
Total Health Care Providers & Services				7,108,403
Health Care Technology — 0.1%
Virgin Pulse Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.000%)	5.060%	4/6/28	1,243,750	1,169,125	(e)(g)(k)(l)

See Notes to Financial Statements.

36	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 0.1%
Gainwell Acquisition Corp., Term Loan B (3 mo. USD LIBOR + 4.000%)	5.006%	10/1/27	849,250	$832,265	(e)(k)(l)
Total Health Care				9,109,793
Industrials — 1.5%
Airlines — 0.5%
American Airlines Inc., 2017 Replacement Term Loan B (6 mo. USD LIBOR + 2.000%)	2.840%	12/15/23	1,590,000	1,562,970	(e)(k)(l)
Delta Air Lines Inc., Initial Term Loan (3 mo. USD LIBOR + 3.750%)	4.813%	10/20/27	560,000	567,140	(e)(k)(l)
United Airlines Inc., Term Loan B (1 mo. USD LIBOR + 3.750%)	4.711%	4/21/28	1,673,100	1,635,807	(e)(k)(l)
Total Airlines				3,765,917
Building Products — 0.1%
Hunter Douglas Holding BV, Term Loan B1 (3 mo. Term SOFR + 3.500%)	4.842%	2/26/29	1,180,000	1,071,587	(e)(k)(l)
Commercial Services & Supplies — 0.9%
Allied Universal Holdco LLC, USD Term Loan (1 mo. USD LIBOR + 3.750%)	4.810%	5/12/28	2,204,281	2,090,485	(e)(k)(l)
Amentum Government Services Holdings LLC, First Lien Initial Term Loan	4.560-4.810%	1/29/27	984,962	954,798	(e)(k)(l)
APi Group DE Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	3.560%	10/1/26	840,761	822,016	(e)(k)(l)
Garda World Security Corp., Term Loan B2 (1 mo. USD LIBOR + 4.250%)	5.260%	10/30/26	459,235	432,783	(e)(k)(l)
Mister Car Wash Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.000%)	4.060%	5/14/26	1,412,132	1,368,885	(e)(k)(l)
Monitronics International Inc., Term Loan (the greater of 3 mo. USD LIBOR or 1.250% + 7.500%)	8.750%	3/29/24	861,168	566,218	(e)(k)(l)
Verscend Holding Corp., New Term Loan B (1 mo. USD LIBOR + 4.000%)	5.060%	8/27/25	916,907	900,861	(e)(k)(l)
Total Commercial Services & Supplies				7,136,046
Total Industrials				11,973,550

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	37

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 1.1%
IT Services — 0.5%
Redstone Holdco 2 LP, First Lien Initial Term Loan (3 mo. USD LIBOR + 4.750%)	5.934%	4/27/28	2,666,600	$2,496,604	(e)(k)(l)
Redstone Holdco 2 LP, Second Lien Initial Term Loan (3 mo. USD LIBOR + 7.750%)	8.975%	4/27/29	1,500,000	1,335,000	(e)(k)(l)
Total IT Services				3,831,604
Software — 0.6%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	5.060%	10/16/26	1,309,006	1,281,190	(e)(k)(l)
Magenta Buyer LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 5.000%)	6.230%	7/27/28	2,975,050	2,741,509	(e)(k)(l)
Planview Parent Inc., First Lien Closing Date Term Loan (3 mo. USD LIBOR + 4.000%)	5.006%	12/17/27	761,722	737,602	(e)(k)(l)
Total Software				4,760,301
Total Information Technology				8,591,905
Total Senior Loans (Cost — $56,400,539)				53,539,147
Municipal Bonds — 0.5%
California — 0.0%††
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	7.000%	10/1/39	360,000	416,063	(b)
Regents of the University of California, CA, Medical Center Pooled Revenue, Taxable Bonds, Series N	3.706%	5/15/2120	190,000	140,479
Total California				556,542
Illinois — 0.4%
State of Illinois, GO	5.100%	6/1/33	3,100,000	3,163,744
Michigan — 0.1%
Detroit, MI, GO, Financial Recovery, Series B1, Step bond (4.000% to 4/1/34 then 6.000%)	4.000%	4/1/44	790,000	634,856
Total Municipal Bonds (Cost — $4,250,357)				4,355,142

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.5%
Exchange-Traded Purchased Options — 0.2%
90-Day Eurodollar Futures, Call @ $98.63	12/19/22	962	2,405,000	36,075
90-Day Eurodollar Futures, Call @ $98.50	6/19/23	1,442	3,605,000	216,300

See Notes to Financial Statements.

38	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security		Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
90-Day Eurodollar Futures, Put @ $99.25		6/13/22	9	22,500	$22,838
Eurodollar 1-Year Mid-Curve Futures, Call @ $96.50		6/10/22	251	627,500	167,856
Eurodollar 1-Year Mid-Curve Futures, Put @ $96.50		6/10/22	472	1,180,000	26,550
Eurodollar 1-Year Mid-Curve Futures, Call @ $96.63		6/10/22	1,110	2,775,000	478,687
Eurodollar 1-Year Mid-Curve Futures, Call @ $97.38		6/10/22	472	1,180,000	2,950
Eurodollar 1-Year Mid-Curve Futures, Call @ $97.88		6/10/22	498	1,245,000	3,113
U.S. Treasury 5-Year Notes Futures, Call @ $113.50		6/3/22	1,494	1,494,000	116,719
U.S. Treasury 5-Year Notes Futures, Call @ $114.00		6/24/22	309	309,000	57,937
U.S. Treasury 5-Year Notes Futures, Put @ $112.00		6/3/22	996	996,000	23,344
U.S. Treasury 5-Year Notes Futures, Put @ $112.50		6/3/22	498	498,000	46,687
U.S. Treasury 10-Year Notes Futures, Call @ $120.25		6/3/22	249	249,000	31,125
U.S. Treasury 10-Year Notes Futures, Put @ $118.75		6/3/22	249	249,000	35,016
U.S. Treasury Long-Term Bonds Futures, Call @ $143.00		6/3/22	340	340,000	26,563
Total Exchange-Traded Purchased Options (Cost — $2,615,971)					1,291,760

	Counterparty
OTC Purchased Options — 0.3%
Credit default swaption to sell protection on Markit CDX.NA.HY.38 Index, Call @ 101.50bps	BNP Paribas SA	7/20/22	9,380,000	9,380,000	100,397
Credit default swaption to sell protection on Markit CDX.NA.HY.38 Index, Call @ 103.00bps	Morgan Stanley & Co. Inc.	7/20/22	8,490,000	8,490,000	33,927
Credit default swaption to sell protection on Markit CDX.NA.IG.38 Index, Call @90.00bps	BNP Paribas SA	8/17/22	25,100,000	25,100,000	149,114

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	39

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Counterparty	Expiration Date	Contracts	Notional Amount†	Value
OTC Purchased Options — continued
Interest rate swaption, Put @ 178.00bps	BNP Paribas SA	7/7/22	6,340,000	6,340,000	$1,024,098
Interest rate swaption, Put @ 180.00bps	BNP Paribas SA	7/7/22	16,570,000	16,570,000	1,254,750
U.S. Dollar/Japanese Yen, Put @ 116.00JPY	Morgan Stanley & Co. Inc.	6/23/22	5,569,544	5,569,544	163
U.S. Dollar/Japanese Yen, Put @ 113.00JPY	Morgan Stanley & Co. Inc.	9/21/22	5,569,544	5,569,544	5,346
Total OTC Purchased Options (Cost — $851,990)					2,567,795
Total Purchased Options (Cost — $3,467,961)					3,859,555

		Rate	Maturity Date	Face Amount†
Mortgage-Backed Securities — 0.3%
FNMA — 0.0%††
Federal National Mortgage Association (FNMA)		5.500%	5/1/40	101,736	108,811
Federal National Mortgage Association (FNMA)		2.000%	7/1/51- 11/1/51	287,559	257,186
Federal National Mortgage Association (FNMA)		4.500%	8/1/58	43,928	46,083
Total FNMA					412,080
GNMA — 0.3%
Government National Mortgage Association (GNMA)		3.000%	10/15/42- 11/15/42	269,823	261,752
Government National Mortgage Association (GNMA)		4.000%	3/15/50	32,729	33,436
Government National Mortgage Association (GNMA)		3.500%	5/15/50	53,892	54,187
Government National Mortgage Association (GNMA) II		4.500%	4/20/41- 3/20/50	496,288	510,076
Government National Mortgage Association (GNMA) II		3.000%	11/20/46- 1/20/50	421,393	405,935
Government National Mortgage Association (GNMA) II		3.500%	10/20/49- 2/20/50	108,733	108,221

See Notes to Financial Statements.

40	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	4.000%	1/20/50- 4/20/50	604,402	$627,332
Government National Mortgage Association (GNMA) II	2.500%	12/20/50	511,947	476,860
Total GNMA				2,477,799
Total Mortgage-Backed Securities (Cost — $3,067,086)				2,889,879

			Shares
Investments in Underlying Funds — 0.0%††
VanEck J.P. Morgan EM Local Currency Bond ETF (Cost — $497,296)			16,200	415,530
Total Investments before Short-Term Investments (Cost — $896,597,902)				794,663,368

	Rate
Short-Term Investments — 0.1%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $936,636)	0.652%		936,636	936,636	(i)
Total Investments — 96.3% (Cost — $897,534,538)				795,600,004
Other Assets in Excess of Liabilities — 3.7%				30,416,969
Total Net Assets — 100.0%				$826,016,973

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	41

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(g)	Security is valued using significant unobservable inputs (Note 1).

(h)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(i)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2022, the total market value of investments in Affiliated Companies was $2,320,715 and the cost was $2,386,636 (Note 8).

(j)	The coupon payment on this security is currently in default as of May 31, 2022.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

See Notes to Financial Statements.

42	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

Abbreviation(s) used in this schedule:

ARS	— Argentine Peso

bps	— basis point spread (100 basis points = 1.00%)

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

CNY	— Chinese Yuan Renminbi

ETF	— Exchange-Traded Fund

EUR	— Euro

GO	— General Obligation

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

INR	— Indian Rupee

IO	— Interest Only

JPY	— Japanese Yen

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
90-Day Eurodollar Futures, Call	12/19/22	$98.13	386	965,000	$(31,363)
90-Day Eurodollar Futures, Call	12/19/22	98.38	576	1,440,000	(32,400)
90-Day Eurodollar Futures, Call	12/19/22	98.88	1,758	4,395,000	(43,950)
90-Day Eurodollar Futures, Call	6/19/23	97.13	370	925,000	(312,187)
90-Day Eurodollar Futures, Call	6/19/23	98.00	1,442	3,605,000	(423,587)
90-Day Eurodollar Futures, Put	6/13/22	99.50	9	22,500	(28,463)
90-Day Eurodollar Futures, Put	12/19/22	98.13	386	965,000	(1,201,425)
90-Day Eurodollar Futures, Put	12/19/22	98.38	962	2,405,000	(3,571,425)
Eurodollar 1-Year Mid-Curve Futures, Call	6/10/22	98.63	1,442	3,605,000	(9,013)
Eurodollar 1-Year Mid-Curve Futures, Put	6/10/22	96.56	472	1,180,000	(41,300)
U.S. Treasury 5-Year Notes Futures, Call	6/3/22	112.75	332	332,000	(124,500)
U.S. Treasury 5-Year Notes Futures, Call	6/3/22	113.00	166	166,000	(40,203)
U.S. Treasury 5-Year Notes Futures, Call	6/24/22	112.75	275	275,000	(182,617)
U.S. Treasury 5-Year Notes Futures, Put	6/3/22	112.75	332	332,000	(57,063)
U.S. Treasury 5-Year Notes Futures, Put	6/3/22	113.00	166	166,000	(47,984)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	43

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

Schedule of Written Options (cont’d)
Security		Expiration Date	Strike Price		Contracts	Notional Amount†		Value
U.S. Treasury 5-Year Notes Futures, Put		6/24/22	$111.25		275	275,000		$(25,781)
U.S. Treasury 5-Year Notes Futures, Put		6/24/22	111.75		188	188,000		(32,312)
U.S. Treasury 10-Year Notes Futures, Call		6/3/22	119.50		83	83,000		(31,125)
U.S. Treasury 10-Year Notes Futures, Call		6/24/22	119.50		335	335,000		(282,656)
U.S. Treasury 10-Year Notes Futures, Put		6/3/22	119.50		83	83,000		(35,016)
U.S. Treasury 10-Year Notes Futures, Put		6/24/22	117.00		335	335,000		(62,813)
U.S. Treasury Long-Term Bonds Futures, Call		6/10/22	143.00		136	136,000		(34,000)
Total Exchange-Traded Written Options (Premiums received — $5,817,842)								$(6,651,183)
OTC Written Options

	Counterparty
Credit default swaption to sell protection on Markit CDX.NA.HY.38 Index, Put	BNP Paribas SA	7/20/22	94.50	bps	9,380,000	9,380,000	‡	$(30,405)
Credit default swaption to sell protection on Markit CDX.NA.HY.38 Index, Put	Morgan Stanley & Co. Inc.	7/20/22	95.00	bps	8,490,000	8,490,000	‡	(30,202)
Credit default swaption to sell protection on Markit CDX.NA.IG.38 Index, Put	BNP Paribas SA	8/17/22	120.00	bps	25,100,000	25,100,000	‡	(30,060)
Interest rate swaption, Put	BNP Paribas SA	7/7/22	132.30	bps	83,820,000	83,820,000		(2,230,734)
Interest rate swaption, Put	BNP Paribas SA	7/7/22	160.00	bps	31,190,000	31,190,000		(1,473,659)
U.S. Dollar/Australian Dollar, Put	JPMorgan Chase & Co.	6/2/22	$0.77		4,400,000	4,400,000		0	(a)
U.S. Dollar/Canadian Dollar, Put	Goldman Sachs Group Inc.	6/17/22	1.24	CAD	4,460,000	4,460,000		(2,504)
Total OTC Written Options (Premiums received — $856,082)								$(3,797,564)
Total Written Options (Premiums received — $6,673,924)								$(10,448,747)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

(a)	Value is less than $1.

See Notes to Financial Statements.

44	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

Abbreviation(s) used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

CAD	— Canadian Dollar

At May 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	4,681	12/22	$1,146,338,343	$1,134,030,763	$(12,307,580)
90-Day Eurodollar	98	3/23	23,641,893	23,707,425	65,532
90-Day Eurodollar	214	6/23	53,094,483	51,758,575	(1,335,908)
90-Day Eurodollar	965	12/23	237,617,389	233,867,750	(3,749,639)
Australian 10-Year Bonds	108	6/22	10,211,931	9,472,647	(739,284)
Euro-Bobl	30	9/22	4,047,751	4,032,898	(14,853)
U.S. Treasury 2-Year Notes	1,358	9/22	286,097,924	286,675,921	577,997
U.S. Treasury 5-Year Notes	1,585	9/22	179,196,367	179,030,711	(165,656)
U.S. Treasury Long- Term Bonds	261	9/22	36,542,701	36,393,187	(149,514)
					(17,818,905)
Contracts to Sell:
90-Day Eurodollar	489	3/25	119,651,405	118,753,650	897,755
Euro-Bund	226	9/22	37,556,428	36,861,606	694,822
Euro-Buxl	37	9/22	7,087,036	6,906,749	180,287
Euro-Schatz	171	9/22	20,157,726	20,082,411	75,315
U.S. Treasury 10-Year Notes	4,539	9/22	541,795,383	542,197,757	(402,374)
U.S. Treasury Ultra 10-Year Notes	759	9/22	97,315,198	97,519,644	(204,446)
U.S. Treasury Ultra Long-Term Bonds	15	9/22	2,361,536	2,336,250	25,286
United Kingdom Long Gilt Bonds	93	9/22	13,863,282	13,590,443	272,839
					1,539,484
Net unrealized depreciation on open futures contracts					$(16,279,421)

At May 31, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,617,105	CAD	2,024,170	Citibank N.A.	6/21/22	$16,989

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	45

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	2,024,170	USD	1,616,749	Goldman Sachs Group Inc.	6/21/22	$(16,634)
USD	801,993	JPY	96,560,000	Morgan Stanley & Co. Inc.	6/27/22	51,070
AUD	7,087,447	USD	5,301,658	Citibank N.A.	7/19/22	(211,668)
CAD	5,070,000	USD	4,052,207	Citibank N.A.	7/19/22	(44,919)
CAD	8,116,342	USD	6,497,232	Citibank N.A.	7/19/22	(82,139)
EUR	1,300,000	USD	1,414,579	Citibank N.A.	7/19/22	(15,280)
EUR	4,508,552	USD	4,927,428	Citibank N.A.	7/19/22	(74,496)
IDR	81,949,652,447	USD	5,697,675	Citibank N.A.	7/19/22	(81,713)
NZD	3,810,000	USD	2,642,936	Citibank N.A.	7/19/22	(162,225)
USD	3,154,613	CNY	20,240,000	Citibank N.A.	7/19/22	117,122
USD	5,519,177	CNY	35,400,000	Citibank N.A.	7/19/22	206,569
USD	19,904,796	MXN	400,590,000	Citibank N.A.	7/19/22	(252,125)
EUR	1,200,000	USD	1,267,231	Goldman Sachs Group Inc.	7/19/22	24,429
GBP	415,493	USD	542,838	Goldman Sachs Group Inc.	7/19/22	(19,100)
GBP	1,000,000	USD	1,302,550	Goldman Sachs Group Inc.	7/19/22	(42,030)
JPY	47,000,000	USD	374,920	Goldman Sachs Group Inc.	7/19/22	(9,062)
JPY	2,030,695,882	USD	16,432,237	Goldman Sachs Group Inc.	7/19/22	(624,864)
USD	1,202,200	CNY	7,700,209	JPMorgan Chase & Co.	7/19/22	46,601
USD	3,945,377	CNY	25,280,000	JPMorgan Chase & Co.	7/19/22	151,514
USD	9,268,488	INR	711,940,391	JPMorgan Chase & Co.	7/19/22	143,515
BRL	2,497,969	USD	524,332	Morgan Stanley & Co. Inc.	7/19/22	(6,006)
MXN	167,526,220	USD	8,170,217	Morgan Stanley & Co. Inc.	7/19/22	259,381
NOK	51,538,608	USD	5,932,911	Morgan Stanley & Co. Inc.	7/19/22	(431,480)
USD	1,149,664	EUR	1,100,000	Morgan Stanley & Co. Inc.	7/19/22	(34,358)
USD	10,680,754	EUR	9,751,620	Morgan Stanley & Co. Inc.	7/19/22	184,270
USD	5,643,740	MXN	114,936,450	Morgan Stanley & Co. Inc.	7/19/22	(139,642)
USD	9,579,972	MXN	193,117,867	Morgan Stanley & Co. Inc.	7/19/22	(137,349)
USD	646,067	JPY	77,446,000	Morgan Stanley & Co. Inc.	9/26/22	40,659
Total						$(1,142,971)

See Notes to Financial Statements.

46	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNY	— Chinese Yuan Renminbi

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

NZD	— New Zealand Dollar

USD	— United States Dollar

At May 31, 2022, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
132,237,000	6/15/22	3-Month LIBOR quarterly	0.190% semi-annually	$(12)	$(32,644)
25,530,000	11/18/23	3.970%**	CPURNSA**	(94,163)	1,041,445
127,290,000	5/5/24	3-Month LIBOR quarterly	1.300% semi-annually	—	(3,774,570)
93,542,000	6/4/24	3-Month LIBOR quarterly	0.820% semi-annually	—	(2,099,897)
44,887,000	8/31/26	Daily SOFR Compound annually	2.470% annually	(27,853)	(228,318)
126,100,000	9/17/26	CPURNSA**	2.723%**	381,565	(8,866,513)
25,530,000	11/18/26	CPURNSA**	3.370%**	243,427	(1,061,019)
29,010,000	11/20/26	1.520% annually	Daily SOFR Compound annually	(49,699)	926,883
9,742,000	3/4/27	Daily SOFR Compound annually	1.550% annually	(14,382)	(434,793)
46,410,000	3/16/27	3-Month LIBOR quarterly	1.160% semi-annually	—	(3,523,295)
46,856,000	2/15/28	1.350% semi-annually	3-Month LIBOR quarterly	(193,562)	3,927,716

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	47

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	5,638,000		8/15/28	1.130% annually	Daily SOFR Compound annually	$31,305	$439,896
	10,295,000		8/15/28	1.220% annually	Daily SOFR Compound annually	(4,105)	811,302
	6,106,000		11/1/28	1.200% annually	Daily SOFR Compound annually	(356)	502,366
	2,962,000		2/15/29	2.850% annually	Daily SOFR Compound annually	(37,834)	(6,536)
	549,170,000	MXN	7/18/29	28-Day MXN TIIE - Banxico every 28 days	7.450% every 28 days	168,397	(1,733,652)
	6,300,000		1/18/32	CPURNSA**	2.640%**	(3,943)	(358,373)
	4,920,000		3/18/32	2.000% annually	Daily SOFR Compound annually	39,880	235,341
	26,850,000		5/5/32	1.890% semi-annually	3-Month LIBOR quarterly	—	2,430,513
	2,388,000		2/15/47	1.520% annually	Daily SOFR Compound annually	11,591	475,751
	3,468,760,000	JPY	4/19/47	0.785% semi-annually	6-Month JPY LIBOR semi-annually	2,846	414,780
	23,690,000		5/15/47	1.630% annually	Daily SOFR Compound annually	1,331,787	3,046,410
Total						$1,784,889	$(7,867,207)

See Notes to Financial Statements.

48	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Western Asset Total Return Unconstrained Fund

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount2*		Termination Date	Implied Credit Spread at May 31, 2022[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
BNP Paribas SA (Volkswagen International Finance NV, 0.875%, due 1/16/23)	7,380,000	EUR	12/20/24	0.762%	1.000% quarterly	$47,820	$46,080	$1,740

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount2*		Termination Date	Implied Credit Spread at May 31, 2022[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas SA (Mercedes-Benz Group AG, 1.400%, due 1/12/24)	7,380,000	EUR	12/20/24	0.545%	1.000% quarterly	$(91,704)	$(90,481)	$(1,223)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.38 Index	$35,802,000	6/20/27	5.000% quarterly	$(578,917)	$(1,626,737)	$1,047,820
Markit CDX.NA.IG.38 Index	73,460,500	6/20/27	1.000% quarterly	(696,919)	(961,650)	264,731
Markit CDX.NA.IG.38 Index	50,265,000	6/20/32	1.000% quarterly	639,672	303,761	335,911
Total	$159,527,500			$(636,164)	$(2,284,626)	$1,648,462

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	49

Schedule of investments (cont’d)

May 31, 2022

Western Asset Total Return Unconstrained Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviation(s) used in this table:

CPURNSA	— U.S. CPI Urban Consumers NSA Index

EUR	— Euro

JPY	— Japanese Yen

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

See Notes to Financial Statements.

50	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Statement of assets and liabilities

May 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $895,147,902)	$793,279,289
Investments in affiliated securities, at value (Cost — $2,386,636)	2,320,715
Foreign currency, at value (Cost — $13,053,376)	12,869,493
Cash	991,786
Deposits with brokers for open futures contracts and exchange-traded options	12,756,638
Deposits with brokers for centrally cleared swap contracts	12,107,950
Interest receivable from unaffiliated investments	6,545,353
Receivable for securities sold	5,123,406
Receivable from broker — net variation margin on open futures contracts	2,628,785
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $2,349,910)	2,403,923
Deposits with brokers for OTC derivatives	1,260,000
Unrealized appreciation on forward foreign currency contracts	1,242,119
Receivable for Fund shares sold	1,215,237
Receivable from broker — net variation margin on centrally cleared swap contracts	640,821
Receivable for premiums on written options	167,559
OTC swaps, at value (premiums paid — $46,080)	47,820
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $47,504)	46,344
Receivable for open OTC swap contracts	15,855
Dividends receivable from affiliated investments	14,030
Interest receivable from affiliated investments	7,888
Prepaid expenses	1,064
Total Assets	855,686,075

Liabilities:
Payable for Fund shares repurchased	13,499,634
Written options, at value (premiums received — $6,673,924)	10,448,747
Unrealized depreciation on forward foreign currency contracts	2,385,090
Payable for securities purchased	2,188,528
Investment management fee payable	439,660
Deposits from brokers for OTC derivatives	260,000
OTC swaps, at value (premiums received — $90,481)	91,704
Payable for written options closed	24,423
Payable for open OTC swap contracts	15,855
Service and/or distribution fees payable	12,799
Accrued foreign capital gains tax	10,873
Directors’ fees payable	1,747
Accrued expenses	290,042
Total Liabilities	29,669,102
Total Net Assets	$826,016,973

Net Assets:
Par value (Note 7)	$89,931
Paid-in capital in excess of par value	963,913,553
Total distributable earnings (loss)	(137,986,511)
Total Net Assets	$826,016,973

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	51

Statement of assets and liabilities (cont’d)

May 31, 2022

Net Assets:
Class A	$9,583,726
Class C	$8,978,300
Class FI	$11,517,910
Class R	$77,826
Class I	$530,018,064
Class IS	$265,841,147

Shares Outstanding:
Class A	1,044,502
Class C	981,216
Class FI	1,256,647
Class R	8,462
Class I	57,676,610
Class IS	28,963,587

Net Asset Value:
Class A (and redemption price)	$9.18
Class C*	$9.15
Class FI (and redemption price)	$9.17
Class R (and redemption price)	$9.20
Class I (and redemption price)	$9.19
Class IS (and redemption price)	$9.18
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%; 3.75% effective August 15, 2022)	$9.59

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

52	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Statement of operations

For the Year Ended May 31, 2022

Investment Income:
Interest from unaffiliated investments	$37,563,256
Interest from affiliated investments	57,000
Dividends from unaffiliated investments	33,266
Dividends from affiliated investments	18,246
Less: Foreign taxes withheld	(857,718)
Total Investment Income	36,814,050

Expenses:
Investment management fee (Note 2)	5,951,586
Transfer agent fees (Note 5)	672,038
Service and/or distribution fees (Notes 2 and 5)	199,153
Registration fees	129,752
Fund accounting fees	97,891
Custody fees	81,478
Audit and tax fees	66,000
Shareholder reports	27,006
Directors’ fees	19,543
Interest expense	18,122
Legal fees	17,254
Insurance	8,894
Commitment fees (Note 9)	7,775
Fees recaptured by investment manager (Note 2)	105
Miscellaneous expenses	28,395
Total Expenses	7,324,992
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(12,846)
Net Expenses	7,312,146
Net Investment Income	29,501,904

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(54,581,532)	†
Futures contracts	9,113,357
Written options	19,968,432
Swap contracts	14,615,127
Forward foreign currency contracts	809,713
Foreign currency transactions	(455,354)
Net Realized Loss	(10,530,257)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(81,892,381)	‡
Investments in affiliated securities	(67,740)
Futures contracts	(7,712,802)
Written options	(4,239,799)
Swap contracts	(23,754,376)
Forward foreign currency contracts	(1,220,070)
Foreign currencies	(537,469)
Change in Net Unrealized Appreciation (Depreciation)	(119,424,637)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(129,954,894)
Decrease in Net Assets From Operations	$(100,452,990)

†	Net of foreign capital gains tax of $9,114.
‡	Net of change in accrued foreign capital gains tax of $10,873.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	53

Statements of changes in net assets

For the Years Ended May 31,	2022	2021

Operations:
Net investment income	$29,501,904	$26,758,905
Net realized gain (loss)	(10,530,257)	80,836,336
Change in net unrealized appreciation (depreciation)	(119,424,637)	(15,380,588)
Increase (Decrease) in Net Assets From Operations	(100,452,990)	92,214,653

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(42,915,161)	(8,468,143)
Decrease in Net Assets From Distributions to Shareholders	(42,915,161)	(8,468,143)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	229,266,987	398,029,185
Reinvestment of distributions	39,876,895	7,818,523
Cost of shares repurchased	(352,346,210)	(717,777,507)
Decrease in Net Assets From Fund Share Transactions	(83,202,328)	(311,929,799)
Decrease in Net Assets	(226,570,479)	(228,183,289)

Net Assets:
Beginning of year	1,052,587,452	1,280,770,741
End of year	$826,016,973	$1,052,587,452

See Notes to Financial Statements.

54	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.65	$10.00	$10.28	$10.36	$10.59

Income (loss) from operations:
Net investment income	0.27	0.20	0.35	0.38	0.31
Net realized and unrealized gain (loss)	(1.33)	0.52	(0.25)	(0.08)	(0.16)
Total income (loss) from operations	(1.06)	0.72	0.10	0.30	0.15

Less distributions from:
Net investment income	(0.22)	(0.07)	(0.22)	(0.30)	(0.38)
Net realized gains	(0.19)	—	(0.02)	—	—
Return of capital	—	—	(0.14)	(0.08)	—
Total distributions	(0.41)	(0.07)	(0.38)	(0.38)	(0.38)

Net asset value, end of year	$9.18	$10.65	$10.00	$10.28	$10.36
Total return[2]	(10.28)%	7.11%	0.98%[3]	3.05%	1.34%

Net assets, end of year (000s)	$9,584	$14,641	$11,965	$13,086	$27,536

Ratios to average net assets:
Gross expenses	1.08%	1.10%[4]	1.37%[4]	1.50%[4]	1.31%[4]
Net expenses[5,6]	1.07	1.10 [4]	1.10 [4]	1.10 [4]	1.10 [4]
Net investment income	2.65	1.93	3.38	3.70	2.92

Portfolio turnover rate[7]	64%	63%	63%	49%	49%

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.88% for the year ended May 31, 2020.
[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.
[5]

As a result of an expense limitation arrangement, effective May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.07%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 21, 2021, the expense limitation was 1.10%.

[6]	Reflects fee waivers and/or expense reimbursements.
[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64%, 67%, 72%, 51% and 67% for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	55

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.62	$10.00	$10.28	$10.35	$10.59

Income (loss) from operations:
Net investment income	0.20	0.13	0.27	0.31	0.26
Net realized and unrealized gain (loss)	(1.34)	0.51	(0.24)	(0.07)	(0.19)
Total income (loss) from operations	(1.14)	0.64	0.03	0.24	0.07

Less distributions from:
Net investment income	(0.14)	(0.02)	(0.18)	(0.24)	(0.31)
Net realized gains	(0.19)	—	(0.02)	—	—
Return of capital	—	—	(0.11)	(0.07)	—
Total distributions	(0.33)	(0.02)	(0.31)	(0.31)	(0.31)

Net asset value, end of year	$9.15	$10.62	$10.00	$10.28	$10.35
Total return[2]	(10.98)%	6.45%	0.30%[3]	2.36%	0.59%

Net assets, end of year (000s)	$8,978	$13,227	$13,319	$11,858	$16,966

Ratios to average net assets:
Gross expenses	1.77%	1.78%[4]	1.81%[4]	1.81%[4]	1.84%[4]
Net expenses[5,6]	1.77	1.78 [4]	1.80 [4]	1.80 [4]	1.76 [4]
Net investment income	1.94	1.26	2.65	3.01	2.41

Portfolio turnover rate[7]	64%	63%	63%	49%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64%, 67%, 72%, 51% and 67% for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

56	Western Asset Total Return Unconstrained Fund 2022 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class FI Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.64	$9.99	$10.27	$10.35	$10.58

Income (loss) from operations:
Net investment income	0.27	0.21	0.35	0.38	0.33
Net realized and unrealized gain (loss)	(1.33)	0.51	(0.24)	(0.08)	(0.18)
Total income (loss) from operations	(1.06)	0.72	0.11	0.30	0.15

Less distributions from:
Net investment income	(0.22)	(0.07)	(0.23)	(0.30)	(0.38)
Net realized gains	(0.19)	—	(0.02)	—	—
Return of capital	—	—	(0.14)	(0.08)	—
Total distributions	(0.41)	(0.07)	(0.39)	(0.38)	(0.38)

Net asset value, end of year	$9.17	$10.64	$9.99	$10.27	$10.35
Total return[2]	(10.28)%	7.18%	0.93%[3]	3.10%	1.39%

Net assets, end of year (000s)	$11,518	$16,871	$34,171	$52,650	$90,923

Ratios to average net assets:
Gross expenses	1.05%	1.07%[4]	1.11%[4]	1.11%[4]	1.12%[4]
Net expenses[5,6]	1.05	1.07 [4]	1.10 [4]	1.10 [4]	1.05 [4]
Net investment income	2.66	1.99	3.42	3.70	3.10

Portfolio turnover rate[7]	64%	63%	63%	49%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.83% for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64%, 67%, 72%, 51% and 67% for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	57

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class R Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.65	$10.01	$10.28	$10.36	$10.59

Income (loss) from operations:
Net investment income	0.23	0.20	0.32	0.36	0.31
Net realized and unrealized gain (loss)	(1.32)	0.50	(0.23)	(0.09)	(0.19)
Total income (loss) from operations	(1.09)	0.70	0.09	0.27	0.12

Less distributions from:
Net investment income	(0.17)	(0.06)	(0.21)	(0.28)	(0.35)
Net realized gains	(0.19)	—	(0.02)	—	—
Return of capital	—	—	(0.13)	(0.07)	—
Total distributions	(0.36)	(0.06)	(0.36)	(0.35)	(0.35)

Net asset value, end of year	$9.20	$10.65	$10.01	$10.28	$10.36
Total return[2]	(10.57)%	7.05%	0.74%[3]	2.80%	1.11%

Net assets, end of year (000s)	$78	$477	$487	$457	$356

Ratios to average net assets:
Gross expenses	1.35%[4]	1.44%	1.51%[4]	1.37%[4]	1.40%[4]
Net expenses[5,6]	1.35 [4]	1.35	1.35 [4]	1.35 [4]	1.34 [4]
Net investment income	2.21	1.94	3.14	3.50	2.87

Portfolio turnover rate[7]	64%	63%	63%	49%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64%, 67%, 72%, 51% and 67% for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

58	Western Asset Total Return Unconstrained Fund 2022 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.67	$10.00	$10.28	$10.36	$10.59

Income (loss) from operations:
Net investment income	0.30	0.25	0.38	0.41	0.37
Net realized and unrealized gain (loss)	(1.34)	0.51	(0.24)	(0.08)	(0.18)
Total income (loss) from operations	(1.04)	0.76	0.14	0.33	0.19

Less distributions from:
Net investment income	(0.25)	(0.09)	(0.25)	(0.32)	(0.42)
Net realized gains	(0.19)	—	(0.02)	—	—
Return of capital	—	—	(0.15)	(0.09)	—
Total distributions	(0.44)	(0.09)	(0.42)	(0.41)	(0.42)

Net asset value, end of year	$9.19	$10.67	$10.00	$10.28	$10.36
Total return[2]	(10.06)%	7.61%	1.26%[3]	3.43%	1.70%

Net assets, end of year (millions)	$530	$719	$1,018	$1,132	$1,321

Ratios to average net assets:
Gross expenses	0.74%	0.74%[4]	0.76%[4]	0.76%[4]	0.83%[4]
Net expenses[5,6]	0.74	0.73 [4]	0.75 [4]	0.75 [4]	0.75 [4]
Net investment income	2.96	2.34	3.74	4.06	3.44

Portfolio turnover rate[7]	64%	63%	63%	49%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64%, 67%, 72%, 51% and 67% for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	59

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.66	$9.99	$10.26	$10.34	$10.57

Income (loss) from operations:
Net investment income	0.31	0.25	0.39	0.43	0.38
Net realized and unrealized gain (loss)	(1.34)	0.52	(0.23)	(0.09)	(0.18)
Total income (loss) from operations	(1.03)	0.77	0.16	0.34	0.20

Less distributions from:
Net investment income	(0.26)	(0.10)	(0.25)	(0.33)	(0.43)
Net realized gains	(0.19)	—	(0.02)	—	—
Return of capital	—	—	(0.16)	(0.09)	—
Total distributions	(0.45)	(0.10)	(0.43)	(0.42)	(0.43)

Net asset value, end of year	$9.18	$10.66	$9.99	$10.26	$10.34
Total return[2]	(9.99)%	7.69%	1.44%[3]	3.52%	1.79%

Net assets, end of year (millions)	$266	$287	$202	$206	$160

Ratios to average net assets:
Gross expenses	0.65%	0.66%	0.66%[4]	0.66%[4]	0.72%[4]
Net expenses[5,6]	0.65	0.65	0.65 [4]	0.65 [4]	0.65 [4]
Net investment income	3.08	2.42	3.82	4.21	3.54

Portfolio turnover rate[7]	64%	63%	63%	49%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64%, 67%, 72%, 51% and 67% for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

60	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the

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Notes to financial statements (cont’d)

Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

62	Western Asset Total Return Unconstrained Fund 2022 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
U.S. Government & Agency Obligations	—	$259,224,354	—	$259,224,354
Corporate Bonds & Notes:
Financials	—	58,883,846	$758,282	59,642,128
Other Corporate Bonds & Notes	—	148,220,892	—	148,220,892
Collateralized Mortgage Obligations	—	102,045,850	—	102,045,850
Asset-Backed Securities	—	82,173,441	—	82,173,441
Sovereign Bonds	—	78,297,450	—	78,297,450
Senior Loans:
Financials	—	7,857,520	1,528,524	9,386,044
Health Care	—	7,940,668	1,169,125	9,109,793
Other Senior Loans	—	35,043,310	—	35,043,310
Municipal Bonds	—	4,355,142	—	4,355,142
Purchased Options:
Exchange-Traded Purchased Options	$1,291,760	—	—	1,291,760
OTC Purchased Options	—	2,567,795	—	2,567,795
Mortgage-Backed Securities	—	2,889,879	—	2,889,879
Investments in Underlying Funds	415,530	—	—	415,530
Total Long-Term Investments	1,707,290	789,500,147	3,455,931	794,663,368
Short-Term Investments†	936,636	—	—	936,636
Total Investments	$2,643,926	$789,500,147	$3,455,931	$795,600,004
Other Financial Instruments:
Futures Contracts††	$2,789,833	—	—	$2,789,833
Forward Foreign Currency Contracts††	—	$1,242,119	—	1,242,119
Centrally Cleared Interest Rate Swaps††	—	14,252,403	—	14,252,403
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	47,820	—	47,820
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	1,648,462	—	1,648,462
Total Other Financial Instruments	$2,789,833	$17,190,804	—	$19,980,637
Total	$5,433,759	$806,690,951	$3,455,931	$815,580,641

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Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$6,651,183	—	—	$6,651,183
OTC Written Options	—	$3,797,564	—	3,797,564
Futures Contracts††	19,069,254	—	—	19,069,254
Forward Foreign Currency Contracts††	—	2,385,090	—	2,385,090
Centrally Cleared Interest Rate Swaps††	—	22,119,610	—	22,119,610
OTC Credit Default Swaps on Corporate Issues — Buy Protection‡	—	91,704	—	91,704
Total	$25,720,437	$28,393,968	—	$54,114,405

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

64	Western Asset Total Return Unconstrained Fund 2022 Annual Report

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is

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Notes to financial statements (cont’d)

marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

66	Western Asset Total Return Unconstrained Fund 2022 Annual Report

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2022, the total notional value of all credit default swaps to sell protection was EUR 7,380,000. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2022, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For

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Notes to financial statements (cont’d)

CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

68	Western Asset Total Return Unconstrained Fund 2022 Annual Report

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or

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Notes to financial statements (cont’d)

selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(m) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(n) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

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Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(o) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(p) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(q) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions

Western Asset Total Return Unconstrained Fund 2022 Annual Report	71

Notes to financial statements (cont’d)

where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

72	Western Asset Total Return Unconstrained Fund 2022 Annual Report

As of May 31, 2022, the Fund held OTC written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $6,274,358. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2022, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,260,000 which could be used to reduce the required payment..

At May 31, 2022, the Fund held cash collateral from Citibank N.A. in the amount of $260,000 and non-cash collateral from JPMorgan Chase & Co. in the amount of $360,769, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(r) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(s) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(t) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(u) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(v) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	73

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of May 31, 2022, there were $10,873 of capital gains tax liabilities accrued on unrealized gains.

(w) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London monthly all of the management fee that it receives from the Fund. The Fund does not pay any additional advisory or other fees for advisory services provided by Western Asset, Western Asset Singapore, Western Asset Japan or Western Asset London.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.07%, 1.80%, 1.10%, 1.35%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in

74	Western Asset Total Return Unconstrained Fund 2022 Annual Report

connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended May 31, 2022, fees waived and/or expenses reimbursed amounted to $12,846, which included an affiliated money market fund waiver of $6,221.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class R	Class IS
Expires May 31, 2023	—	$348	$6,365
Expires May 31, 2024	$923	—	5,563
Total fee waivers/expense reimbursements subject to recapture	$923	$348	$11,928

For the year ended May 31, 2022, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

Class R
LMPFA recaptured	$105

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 4.25% (3.75% effective August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 ($500,000 effective August 15, 2022) in the aggregate. These purchases do not incur an initial sales charge.

There was a maximum initial sales charge of 4.25% for Class A2 shares. In certain cases, Class A2 shares had a 1.00% CDSC, which applied if redemption occurred within 18 months from purchase payment. This CDSC only applied to those purchases of Class A2 shares, which when combined with holdings of other shares of Legg Mason funds, equaled or exceeded $1,000,000 in aggregate. Those purchases did not incur an initial sales charge.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	75

Notes to financial statements (cont’d)

For the year ended May 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class A2†	Class C
Sales charges	$940	$3	—
CDSCs	—	—	$536

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

All officers and one Director of the Corporation are employees of Franklin Resources or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$189,683,410	$402,139,482
Sales	246,874,085	392,618,512

At May 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$898,896,643	$5,559,020	$(108,855,659)	$(103,296,639)
Written options	(6,673,924)	3,257,679	(7,032,502)	(3,774,823)
Futures contracts	—	2,789,833	(19,069,254)	(16,279,421)
Forward foreign currency contracts	—	1,242,119	(2,385,090)	(1,142,971)
Swap contracts	(544,138)	15,902,605	(22,120,833)	(6,218,228)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2022.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$3,570,608	$5,509	$283,438	$3,859,555
Futures contracts[3]	2,789,833	—	—	2,789,833
Forward foreign currency contracts	—	1,242,119	—	1,242,119
OTC swap contracts[4]	—	—	47,820	47,820
Centrally cleared swap contracts[5]	14,252,403	—	1,648,462	15,900,865
Total	$20,612,844	$1,247,628	$1,979,720	$23,840,192

76	Western Asset Total Return Unconstrained Fund 2022 Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$10,355,576	$2,504	$90,667	$10,448,747
Futures contracts[3]	19,069,254	—	—	19,069,254
Forward foreign currency contracts	—	2,385,090	—	2,385,090
OTC swap contracts[4]	—	—	91,704	91,704
Centrally cleared swap contracts[5]	22,119,610	—	—	22,119,610
Total	$51,544,440	$2,387,594	$182,371	$54,114,405

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(21,450,778)	$(888,561)	$(208,486)	$(22,547,825)
Futures contracts	9,113,357	—	—	9,113,357
Written options	19,052,136	682,708	233,588	19,968,432
Swap contracts	14,814,415	—	(199,288)	14,615,127
Forward foreign currency contracts	—	809,713	—	809,713
Total	$21,529,130	$603,860	$(174,186)	$21,958,804

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	77

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$694,066	$(66,389)	$90,699	$718,376
Futures contracts	(7,712,802)	—	—	(7,712,802)
Written options	(4,414,581)	96,225	78,557	(4,239,799)
Swap contracts	(25,839,841)	—	2,085,465	(23,754,376)
Forward foreign currency contracts	—	(1,220,070)	—	(1,220,070)
Total	$(37,273,158)	$(1,190,234)	$2,254,721	$(36,208,671)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended May 31, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$3,389,272
Written options	7,807,891
Futures contracts (to buy)	1,621,761,091
Futures contracts (to sell)	1,219,312,523
Forward foreign currency contracts (to buy)	85,000,727
Forward foreign currency contracts (to sell)	122,720,418

Average Notional Balance
Interest rate swap contracts	$815,786,576
Credit default swap contracts (buy protection)	171,651,028
Credit default swap contracts (sell protection)	8,423,759

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
BNP Paribas SA	$2,576,179	$(3,856,562)	$(1,280,383)	$1,260,000	$(20,383)
Citibank N.A.	340,680	(924,565)	(583,885)	(260,000)	(843,885)
Goldman Sachs Group Inc.	24,429	(714,194)	(689,765)	—	(689,765)
JPMorgan Chase & Co.	341,630	—	341,630	(341,630)	—
Morgan Stanley & Co. Inc.	574,816	(779,037)	(204,221)	—	(204,221)
Total	$3,857,734	$(6,274,358)	$(2,416,624)	$658,370	$(1,758,254)

78	Western Asset Total Return Unconstrained Fund 2022 Annual Report

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.
[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$38,694	$27,386
Class A2†	216	180
Class C	119,017	14,267
Class FI	40,241	23,781
Class R	985	309
Class I	—	598,078
Class IS	—	8,037
Total	$199,153	$672,038

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

For the year ended May 31, 2022, waivers and/or expense reimbursements by class were as follows:

	Waivers/Expense Reimbursements
Class A	$1,017
Class A2†	141
Class C	72
Class FI	97
Class R	0	*
Class I	4,072
Class IS	7,447
Total	$12,846

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.
*	Amount represents less than $1.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	79

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended May 31, 2022	Year Ended May 31, 2021
Net Investment Income:
Class A	$334,277	$91,178
Class A2†	—	7,707
Class C	165,909	31,720
Class FI	349,734	165,040
Class R	3,157	3,173
Class I	16,013,425	6,467,370
Class IS	7,733,704	1,701,955
Total	$24,600,206	$8,468,143

Net Realized Gains:
Class A	$294,335	—
Class A2†	—	—
Class C	223,045	—
Class FI	299,398	—
Class R	3,723	—
Class I	11,886,572	—
Class IS	5,607,882	—
Total	$18,314,955	—

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

7. Capital shares

At May 31, 2022, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2022		Year Ended May 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	465,908	$4,883,918	517,651	$5,460,172
Shares issued on reinvestment	58,669	595,292	8,228	85,922
Shares repurchased	(854,431)	(8,237,091)	(347,566)	(3,666,880)
Net increase (decrease)	(329,854)	$(2,757,881)	178,313	$1,879,214

Class A2†
Shares sold	152	$968	13,682	$145,459
Shares issued on reinvestment	—	—	739	7,707
Shares repurchased	(122,919)	(1,315,228)	(8,047)	(84,990)
Net increase (decrease)	(122,767)	$(1,314,260)	6,374	$68,176

80	Western Asset Total Return Unconstrained Fund 2022 Annual Report

	Year Ended May 31, 2022		Year Ended May 31, 2021
	Shares	Amount	Shares	Amount
Class C
Shares sold	90,605	$938,543	197,371	$2,081,648
Shares issued on reinvestment	38,313	388,463	3,038	31,373
Shares repurchased	(393,355)	(3,898,779)	(287,211)	(3,030,075)
Net decrease	(264,437)	$(2,571,773)	(86,802)	$(917,054)

Class FI
Shares sold	169,366	$1,755,271	216,403	$2,275,729
Shares issued on reinvestment	63,807	646,404	15,861	164,578
Shares repurchased	(562,022)	(5,393,181)	(2,068,749)	(21,790,450)
Net decrease	(328,849)	$(2,991,506)	(1,836,485)	$(19,350,143)

Class R
Shares sold	39,873	$416,428	139,093	$1,471,405
Shares issued on reinvestment	671	6,880	290	3,027
Shares repurchased	(76,822)	(804,975)	(143,294)	(1,512,806)
Net decrease	(36,278)	$(381,667)	(3,911)	$(38,374)

Class I
Shares sold	10,818,285	$110,414,916	23,398,826	$246,213,994
Shares issued on reinvestment	2,671,702	27,143,907	565,546	5,895,426
Shares repurchased	(23,185,738)	(234,217,595)	(58,374,603)	(618,025,671)
Net decrease	(9,695,751)	$(96,658,772)	(34,410,231)	$(365,916,251)

Class IS
Shares sold	10,623,164	$110,856,943	13,225,681	$140,380,778
Shares issued on reinvestment	1,092,537	11,095,949	156,430	1,630,490
Shares repurchased	(9,704,219)	(98,479,361)	(6,633,601)	(69,666,635)
Net increase	2,011,482	$23,473,531	6,748,510	$72,344,633

†

On June 24, 2021, the Fund converted 122,673 Class A2 shares into 122,559 Class A shares, valued at $1,312,602. These amounts are reflected in the Class A shares sold and Class A2 shares repurchased, respectively.

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund managed by Western Asset. Benefit Street Partners is a wholly-owned subsidiary of Franklin Resources. The following companies were considered affiliated companies for all or some portion of the year ended May 31, 2022. The following transactions were effected in such companies for the year ended May 31, 2022.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	81

Notes to financial statements (cont’d)

	Affiliate Value at May 31, 2021
		Purchased		Sold
		Cost	Shares/ Face amount	Cost	Shares/ Face amount
Benefit Street Partners CLO IV Ltd., 2014-IVA CRRR	$1,451,819	—		—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	62,154,361	$384,722,258	384,722,258	$445,939,983	445,939,983
	$63,606,180	$384,722,258		$445,939,983

(cont’d)	Realized Gain (Loss)	Interest/ Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2022
Benefit Street Partners CLO IV Ltd., 2014-IVA CRRR	—	$57,000	$(67,740)	$1,384,079
Western Asset Premier Institutional Government Reserves, Premium Shares	—	18,246	—	936,636
	—	$75,246	$(67,740)	$2,320,715

9. Redemption facility

The Fund and certain other participating funds within the Corporation, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended May 31, 2022.

82	Western Asset Total Return Unconstrained Fund 2022 Annual Report

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$39,410,112	$8,468,143
Net long-term capital gains	3,505,049	—
Total distributions paid	$42,915,161	$8,468,143

As of May 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(18,812,843)
Other book/tax temporary differences(a)	11,528,729
Unrealized appreciation (depreciation)(b)	(130,702,397)
Total distributable earnings (loss) — net	$(137,986,511)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	83

Notes to financial statements (cont’d)

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. At May 31, 2022, the Fund had 0.55% of its net assets invested in securities with significant economic risk or exposure to Russia.

84	Western Asset Total Return Unconstrained Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Total Return Unconstrained Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Total Return Unconstrained Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

July 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Total Return Unconstrained Fund 2022 Annual Report	85

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors (the “Executive and Contracts Committee”) considered the Investment Management Agreement between the Corporation and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) with respect to the Fund and the following subadvisory agreements with respect to the Fund (collectively, the “Agreements”) (i) a subadvisory agreement between LMPFA and Western Asset Management Company, LLC (“Western Asset”) with respect to the Fund, (ii) a subadvisory agreement between LMPFA and Western Asset Management Company Limited (“WAML”) with respect to the Fund, (iii) a subadvisory agreement between LMPFA and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) with respect to the Fund, and (iv) a subadvisory agreement between LMPFA and Western Asset Management Company Ltd in Japan with respect to the Fund (“Western Japan,” and together with Western Singapore, and WAML, the “Non-U.S. Subadvisers,” and together with Western Asset, the “Subadvisers,” and together with LMPFA, the “Advisers”) with respect to the Fund at a meeting held on April 19, 2022. At an in-person meeting held on May 12, 2022, the Executive and Contracts Committee reported to the full Board of Directors their considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadvisers, senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadvisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Agreements between LMPFA and the Non-U.S. Subadvisers.

In arriving at their decision to approve the renewal of the Agreements, the Directors met with representatives of the Advisers, including relevant investment advisory personnel; considered a variety of information prepared by the Advisers, materials provided by Broadridge and advice and materials provided by counsel to the Independent Directors; reviewed performance and expense information for peer groups of comparable funds selected by Broadridge (the “Performance Universe”) and certain other comparable products available from Western Asset or affiliates of Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings (and various committee meetings) with respect to the Fund’s performance and other relevant matters and related discussions with the Advisers’ personnel. The information received and considered by the Board both in conjunction with the May meeting and at prior meetings was both written and oral. With respect to the Broadridge materials, the Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe.

86	Western Asset Total Return Unconstrained Fund

It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; and the capability and integrity of LMPFA’s senior management and staff. The Directors also considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the risks to the Advisers associated with sponsoring the Fund (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as LMPFA’s and each Subadviser’s risk management processes; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of LMPFA’s and Western Asset’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of LMPFA and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds and to its investment benchmark over the one-, three-, five- and ten-year periods ended December 31, 2021. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as retail and institutional absolute return bond funds by Broadridge, showed, among other data, that the

Western Asset Total Return Unconstrained Fund	87

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund’s performance for the 1-year period ended December 31, 2021 was below the median, that its performance for the 3- and 5-year periods ended December 31, 2021 was slightly below the median and that its performance for the 10-year period ended December 31, 2021 was above the median. The Board noted that the Fund’s performance exceeded the performance of its benchmark index for the 10-year period ended December 31, 2021 and trailed that of its benchmark index for the 1-, 3- and 5-year periods. The Board considered the factors involved in the Fund’s performance relative to the performance of its investment benchmark and Performance Universe. The Board discussed the reasons for the Fund’s underperformance and the steps the Advisers were taking to improve the Fund’s performance.

The Directors also considered the management fee payable by the Fund to LMPFA, total expenses payable by the Fund and the fee that LMPFA pays to the Subadvisers. They reviewed information concerning management fees paid to investment advisers of similarly managed funds as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors also noted that the Fund does not pay any management fees directly to any of the Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund. The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its peer group, consisting of a group of institutional absolute return bond funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and that the Fund’s Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2023.

The Directors further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and certain other service providers for the Fund. In that connection, the Board considered that the ancillary benefits that the Advisers receive were reasonable. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Board noted that the Fund’s Contractual Management Fee was below the median and that the Fund’s Actual Management Fee was above the median of the peer group. The Board also noted the size of the Fund.

88	Western Asset Total Return Unconstrained Fund

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and each Director may have attributed different weight to the various factors in evaluating the Agreements. The foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Advisers but would continue to closely monitor the Advisers’ performance; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Total Return Unconstrained Fund	89

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

90	Western Asset Total Return Unconstrained Fund

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Western Asset Total Return Unconstrained Fund	91

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Total Return Unconstrained Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Directors and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	None

92	Western Asset Total Return Unconstrained Fund

Independent Directors† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

Western Asset Total Return Unconstrained Fund	93

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

94	Western Asset Total Return Unconstrained Fund

Interested Director

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Director and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 130 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Director[3]	128
Other Directorships held by Director during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Total Return Unconstrained Fund	95

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Susan Kerr

Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

96	Western Asset Total Return Unconstrained Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

Western Asset Total Return Unconstrained Fund	97

Additional information (unaudited) (cont’d)

Information about Directors and Officers

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

98	Western Asset Total Return Unconstrained Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended May 31, 2022:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§	852(b)(3)(C)	$3,505,049
Qualified Net Interest Income (QII)	§	871(k)(1)(C)	$12,188,107
Short-Term Capital Gain Dividends Distributed	§	871(k)(2)(C)	$14,809,211
Section 163(j) Interest Earned	§	163(j)	$33,419,897
Interest Earned from Federal Obligations		Note (1)	$4,271,362

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset Total Return Unconstrained Fund	99

Western Asset

Total Return Unconstrained Fund

Directors

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.
#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Western Asset Total Return Unconstrained Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Total Return Unconstrained Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Total Return Unconstrained Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

WASX013140 7/22 SR22-4453

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2021 and May 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $169,204 in May 31, 2021 and in $169,204 in May 31, 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2021 and $0 in May 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2021 and $30,000 in May 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in May 31, 2021 and $0 in May 31, 2022, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2021 and May 31, 2022; Tax Fees were 100% and 100% for May 31, 2021 and May 31, 2022; and Other Fees were 100% and 100% for May 31, 2021 and May 31, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $773,011 in May 31, 2021 and $343,489 in May 31, 2022.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr
Jane F. Dasher
Anita L. DeFrantz
Susan B. Kerley
Michael Larson
Ronald L. Olson
Avedick B. Poladian
William E.B. Siart
JaynieM. Studenmund
Peter J. Taylor

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 25, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: July 25, 2022